UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant To Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
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Preliminary Proxy Statement

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Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional materials

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Soliciting Material under Rule 14a-12

Diamond S Shipping Inc.
(Name of Registrant as Specified in Charter)
Not applicable
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
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No fee required.

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Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)
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(5)
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously paid:

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Form, Schedule or Registration Statement No.:

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April 16, 2020
Dear Shareholder:
It is our pleasure to invite you to attend our 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Diamond S Shipping Inc. (“Diamond S” or the “Company”). The Annual Meeting will be held at 10:00 AM EDT on May 29, 2020. Due to public health concerns raised by the COVID-19 pandemic, the Annual Meeting will be held in a virtual format only via the Internet at www.virtualshareholdermeeting.com/DSSI2020. You will not be able to attend the Annual Meeting physically. All holders of record of the Company’s outstanding common shares as of the close of business on April 6, 2020 will be entitled to attend and vote at the Annual Meeting.
The actions expected to be taken at the Annual Meeting are described in detail in the Company’s Proxy Statement.
Whether or not you virtually attend the Annual Meeting in person (by participating through the virtual meeting website), it is important that your shares be represented and voted at the Annual Meeting. You may vote via the Internet, by telephone or by mailing the completed proxy card. If you decide to virtually attend the Annual Meeting in person, you will be able to vote your shares over the Internet during the Annual Meeting by going to www.virtualshareholder meeting/DSSI2020 and using your 16-digit control number (included on the Notice of Internet Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials), even if you have previously voted your proxy. Whether or not you plan to virtually attend the Annual Meeting, please vote as soon as possible to ensure that your shares will be represented and voted at the Annual Meeting.
We are proud that you have chosen to invest in Diamond S Shipping Inc. On behalf of our management and directors, we hope that you will attend the Annual Meeting.
Sincerely,
Nadim Z. Qureshi
Chairman of the Board of Directors

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF DIAMOND S SHIPPING INC.
NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Diamond S Shipping Inc., a Marshall Islands corporation (“Diamond S” or the “Company”), will be held on Friday, May 29, 2020, at 10:00 AM EDT. The Annual Meeting will be conducted completely as a virtual meeting via the Internet at www.virtualshareholdermeeting.com/DSSI2020. The purposes of the Annual Meeting are:
1.
To elect seven directors to the Company’s Board of Directors to serve until the Company’s 2021 Annual Meeting of Shareholders and until their successors are duly elected and qualified;

2.
To ratify the appointment of Deloitte & Touche LLP as the Company’s auditors for the fiscal year ending December 31, 2020; and

3.
To transact such other business as may properly come before the Annual Meeting or at any adjournment thereof.

The close of business on April 6, 2020 has been fixed as the record date for determining those shareholders entitled to vote at the Annual Meeting (the “Record Date”). Only shareholders of record as of the Record Date will be entitled to vote at the Annual Meeting or any adjournments or postponements thereof.
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting to be Held on May 29, 2020:
The Proxy Statement and 2019 Annual Report are available on the Internet at:
www.virtualshareholdermeeting.com/DSSI2020
The Board of Directors recommends that you vote FOR Proposals 1 and 2 identified above.
Whether or not you expect to attend the Annual Meeting in person (by participating through the virtual meeting website), and no matter how many shares you own, please vote your shares as promptly as possible. Submitting a proxy now will help assure a quorum.
By Order of the Board of Directors,
Anoushka Kachelo
General Counsel and Secretary
April 16, 2020

i

EXPLANATORY NOTE
We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). The JOBS Act contains provisions that, among other things, reduce certain reporting requirements for an “emerging growth company.” For so long as we remain an emerging growth company, we are permitted and plan to rely on exemptions from certain disclosure requirements that are otherwise applicable generally to public companies. These exemptions include, among other things, reduced disclosure obligations regarding executive compensation. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We may take advantage of some or all of these exemptions until we are no longer an emerging growth company. We will remain an emerging growth company until the earliest of (i) the last day of the fiscal year following the fifth anniversary of the date of effectiveness of our registration statement on Form 10; (ii) the last day of the fiscal year during which we have total annual gross revenues of $1.07 billion or more (as adjusted every five years for inflation); (iii) the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; and (iv) the date on which we are deemed to be a “large accelerated filer” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have taken advantage of certain reduced reporting obligations in this Proxy Statement. Accordingly, the information contained herein may be different than the information you receive from other public companies in which you hold stock.
References in this Proxy Statement to “attending the Annual Meeting in person”, being “present at the Annual Meeting in person”, “voting in person at the Annual Meeting” and similar references mean attending, being present or voting though the virtual Annual Meeting website www.virtualshareholdermeeting.com/DSSI2020. To be admitted to the virtual Annual Meeting, shareholders must enter their 16-digit control number on the virtual meeting website. A stockholder’s control number may be found either in the Notice of Internet Availability of Proxy Materials, on the proxy card, or in the instructions that accompanied the proxy materials to enter the Annual Meeting.

Board Leadership Structure	20
Executive Sessions of Independent Directors	20
Communications with the Board	20
The Board’s Role in Risk Oversight	20
Security Ownership of Certain Beneficial Owners and Management	21
Proposal 2 To Ratify the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2020	23
Audit Fees	23
Audit Committee Pre-Approval Policies and Procedures	23
Director Compensation	25
Director Compensation Table	25
Indemnification of Directors and Officers	25
Executive Compensation	27
Summary Compensation Table	27
Narrative Disclosure to Summary Compensation Table	28
Outstanding Equity Awards at Fiscal Year-End	30
Securities Authorized for Issuance Under Equity Compensation Plans	32
Equity Compensation Plans Table	32
Retirement Benefits	32
Certain Relationships and Related Transactions and Director Independence	36
Section 16(a) Beneficial Ownership Reporting Compliance	40
Shareholder Proposals for 2021 Annual Meeting of Shareholders	41
Other Business	42
Annual Report to Shareholders and Form 10-K	42

DIAMOND S SHIPPING INC.
33 Benedict Place
Greenwich, Connecticut 06830
PROXY STATEMENT
2020 ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 29, 2020
Proxy Solicitation and Voting Information
This proxy statement (this “Proxy Statement”) is furnished to shareholders of Diamond S Shipping Inc. (“we,” “us,” “our,” the “Company” or “Diamond S”) in connection with the solicitation by the Board of Directors (the “Board” or “Board of Directors”) of Diamond S of proxies to be voted at the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 10:00 AM EDT, on May 29, 2020, and for any adjournment or postponement thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders (the “Notice”). The Annual Meeting will be conducted completely as a virtual meeting via the Internet at www.virtualshareholdermeeting.com/DSSI2020.
Questions and Answers About the Annual Meeting and Voting
Why am I receiving these proxy materials?
This Proxy Statement is furnished in connection with the solicitation by our Board of Directors of proxies to be voted at the Annual Meeting for the purposes set forth in the accompanying Notice, and at any adjournments or postponements thereof. This Proxy Statement is being sent to all of our shareholders of record as of the close of business on April 6, 2020 (the “Record Date”), for use at the Annual Meeting. This Proxy Statement, the enclosed proxy card and our 2019 Annual Report to Shareholders are being first mailed or made available to our shareholders on or about April 16, 2020.
Our shareholders are invited to attend the Annual Meeting and vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting in person (by participating through the virtual meeting website) to vote your shares. Instead, you may vote by completing, signing, dating and returning a proxy card or by executing a proxy via the Internet or by telephone.
When is the Annual Meeting and how can I attend?
The Annual Meeting will be held at 10:00 AM EDT, on May 29, 2020. The Annual Meeting will be conducted completely as a virtual meeting via the Internet at www.virtualshareholdermeeting.com/DSSI2020. Shareholders may attend the Annual Meeting and submit questions electronically during the Annual Meeting via live webcast by visiting the virtual meeting platform at www.virtualshareholdermeeting.com/DSSI2020. Shareholders will need the 16-digit control number included in the Notice of Internet Availability of Proxy Materials, on the proxy card, or in the instructions that accompanied the proxy materials to enter the Annual Meeting. Shareholders may log into the virtual meeting platform beginning at 8:45 AM EDT, on May 29, 2020. If we determine to make any change to the date, time or procedures of our Annual Meeting, we will announce such changes in advance on our website at www.diamondsshipping.com.
What if I am having technical difficulties during the Annual Meeting or trouble accessing the virtual Annual Meeting?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during check-in or the Annual Meeting itself, please call the technical support number that will be posted on the virtual meeting platform log-in page.
What am I voting on?
You will be voting on each of the following matters:
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the election of seven Directors to hold office until the 2021 Annual Meeting of Shareholders and until their successors are duly elected and qualified;

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the ratification of the appointment of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

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any other such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

As of the date of this Proxy Statement, the Board knows of no other matters that will be brought before the Annual Meeting. If you return your signed and completed proxy card or vote by telephone or over the Internet and other matters are properly presented at the Annual Meeting for consideration, the persons appointed as proxies will have the discretion to vote for you.
Who is soliciting my vote?
In this Proxy Statement, our Board of Directors is soliciting your vote for matters being submitted for shareholder approval at the Annual Meeting.
Giving us your proxy means that you authorize the proxy holders identified on the proxy card to vote your shares at the Annual Meeting in the manner you direct. You may vote for all, some or none of our director nominees. You may also abstain from voting. If you sign and return the enclosed proxy card but do not specify how your shares are to be voted, your shares will be voted in accordance with the recommendations of our Board of Directors, including in favor our nominees for election to the Board. If any other matters are properly presented at the Annual Meeting for consideration, the persons named as proxies in the enclosed proxy card will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.
How does the Board of Directors recommend shareholders vote?
The Board of Directors unanimously recommends that you vote using the proxy card:
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FOR the election of the nominees of the Board of Directors in the election of directors; and

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FOR the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

How do I vote?
You may vote using one of the following methods:
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Over the Internet.   If you have access to the Internet, we encourage you to vote in this manner. You may submit proxies over the Internet by following the instructions on the proxy card or the voting instruction card sent to you by your bank, broker, trustee or nominee.

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By telephone.   You may vote by telephone by calling the number listed on your proxy card or the voting instructions card sent to you by your bank, broker, trustee or nominee.

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By mail.   Shareholders of record who have received a paper copy of a proxy card by mail may submit proxies by completing, signing and dating their proxy card and mailing it in the accompanying pre-addressed envelope. Shareholders who are beneficial owners who have received a voting instruction card from their bank, broker, trustee or nominee may return the voting instruction card by mail as set forth on the card.

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In person at the Annual Meeting through the virtual meeting website.   Shareholders of record may vote shares held in their name in person during the Annual Meeting through the virtual meeting website by going to www.virtualshareholder meeting/DSSI2020 and using your 16-digit control number (included on the Notice of Internet Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials). Even if you plan to be present at the Annual Meeting, to be held virtually via the Internet, we encourage you to vote your shares prior to the Annual Meeting date via the Internet, by telephone or by mail in order to record your vote promptly, as we believe voting this way is convenient.
Shareholders are encouraged to vote their proxies by Internet, telephone or by mail, but not by more than one method. If you vote by more than one method, or vote multiple times using the same method, only the last-dated vote that is received by the independent inspector of election will be counted, and each previous vote will be disregarded. Please follow the directions on these materials carefully.
Will my shares be voted if I do nothing?
If you do nothing, your shares will NOT be voted for all proposals. If you are a shareholder of record, you must sign and return a proxy card, submit your proxy by telephone or Internet, or attend the Annual Meeting and vote in person through the virtual meeting website, in order for your shares to be voted. If you are a beneficial owner of shares and your shares are held in “street name,” your bank, broker, trustee or nominee will not be able to vote your shares at the Annual Meeting on “non-routine matters,” as defined by the New York Stock Exchange (the “NYSE”), unless you instruct them as to how you want your shares to be voted. The NYSE currently considers only the ratification of the appointment of Deloitte as our independent public accounting firm for the fiscal year ending December 31, 2020 to be a routine matter. If a brokerage firm votes your shares on a routine matter in accordance with these rules, your shares will count as present at the Annual Meeting for purposes of establishing a quorum and will count as “FOR” votes or “AGAINST” votes, as the case may be, depending on how the broker votes on such routine matters. If a brokerage firm signs and returns a proxy on your behalf that does not contain voting instructions, your shares will count as present at the Annual Meeting for quorum purposes and will be voted “FOR” ratification of the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2020, but will not count as a “FOR” vote for any other matter, including the election of directors.
If you are a beneficial owner and your shares are held in street name, your broker, bank or nominee has enclosed a voting instruction card with this Proxy Statement. We strongly encourage you to vote your shares by following the instructions provided on the voting instruction card in order to ensure that your shares are represented and voted at the Annual Meeting.
How do I know if I am a beneficial owner of shares?
If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization, you are considered the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “voting instructions form.” If you request printed copies of the proxy materials by mail, you will receive a voting instructions form.
How can I revoke my proxy?
If you are a shareholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by taking one of the following actions:
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by giving written notice of the revocation prior to the commencement of the Annual Meeting to: Corporate Secretary, Diamond S Shipping Inc., 33 Benedict Place, Greenwich, Connecticut 06830;

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by executing and delivering another valid proxy with a later date;

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by voting by telephone or Internet at a later date; or

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by virtually attending the Annual Meeting in person and voting through the virtual meeting website during the Annual Meeting. Shareholders of record may vote shares held in their name by going to www.virtualshareholder meeting/DSSI2020 and using your 16-digit control number (included on the Notice of Internet Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials).
If you are a beneficial owner of your shares and you vote by proxy, you may change your vote by submitting new voting instructions to your bank, broker, trustee or nominee in accordance with that entity’s procedures.
If you vote the same shares by more than one method or vote multiple times with respect to the same shares using the same method, only the last-dated vote that is received will be counted, and each previous vote will be disregarded.
Who can attend the Annual Meeting?
Only shareholders of Diamond S as of the close of business on the Record Date, their authorized representatives and invited guests of Diamond S will be permitted to attend the Annual Meeting. In order to gain admission to the virtual Annual Meeting, shareholders must enter their 16-digit control number on the virtual meeting website. A stockholder’s control number may be found either in the Notice of Internet Availability of Proxy Materials, on the proxy card, or in the instructions that accompanied the proxy materials to enter the Annual Meeting.
Who is entitled to vote?
All of our shareholders as of the Record Date, will be entitled to vote at the Annual Meeting. As of the close of business on that date, approximately 40,308,504 of our common shares were outstanding and entitled to vote. Each common share is entitled to one vote on each matter properly brought before the Annual Meeting. Our amended and restated articles of incorporation, (the “Articles of Incorporation”), do not provide for cumulative voting and, accordingly, our shareholders do not have cumulative voting rights with respect to the election of directors.
How many votes must be present to hold the Annual Meeting?
In order for us to conduct the Annual Meeting, shareholders representing a majority of the shares issued and outstanding and entitled to vote at the Annual Meeting as of the Record Date must be present at the virtual Annual Meeting in person or represented by proxy. This is referred to as a quorum. Abstentions and “broker non-votes” are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Your shares will be counted as present at the Annual Meeting if you do one of the following:
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vote via the Internet or by telephone;

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return a properly executed proxy by mail (even if you do not provide voting instructions); or

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virtually attend the Annual Meeting in person and vote through the virtual meeting website during the Annual Meeting.

If a quorum is not present at the Annual Meeting or, even if a quorum is present and sufficient votes in favor of the positions recommended by our Board of Directors on the proposals described in this Proxy Statement are not timely received, a majority of the total number of votes represented by those shares present, in person (via the virtual meeting website) or represented by proxy at the Annual Meeting will have the power to adjourn the Annual Meeting. If the Annual Meeting is adjourned for reasons other than a lack of quorum, no further notice of the adjourned meeting will be required to permit further solicitation of proxies, other than an announcement at the Annual Meeting, unless a new record date for the Annual Meeting is set.
What are broker non-votes?
A “broker non-vote” occurs when a broker, bank or other nominee that holds our common stock for a beneficial owner returns a proxy to us but cannot vote the shares it holds as to a particular matter because it has not received voting instructions from the beneficial owner and the matter to be voted on is not “routine” under the NYSE rules.

What vote is required to adopt each of the proposals?
Each share of our common stock outstanding on the Record Date is entitled to one vote on each of the seven Director nominees and one vote on each other matter.
Proposal 1. Election of Directors.   As set forth in Section 2 of our amended and restated bylaws (the “Bylaws”), directors will be elected by a plurality of votes cast by holders entitled to vote in the election. This means that the seven nominees receiving the highest number of “FOR” votes will be elected as Directors. If you do not instruct your broker how to vote with respect to this item, your broker may not vote with respect to this proposal. Accordingly, if you do not hold your shares directly in your own name, for your vote to be counted, you must submit your voting instructions to your broker or custodian. Broker non-votes will not be counted as votes cast for such purposes and therefore have no effect on whether any director has been elected. Abstentions will have no effect on whether any director has been elected.
Proposal 2. Ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2020.   As set forth in Section 7 of the Bylaws, the affirmative vote of a majority of the votes cast by holders present in person or represented by proxy at the Annual Meeting is required to ratify the appointment of Deloitte by the Company’s audit committee (the “Audit Committee”) as the Company’s independent auditors for the fiscal year ending December 31, 2020. Even if you do not instruct your broker how to vote with respect to this item, your broker may vote your shares with respect to this proposal. Broker non-votes are counted and can be voted for this proposal. Abstentions will have no effect on the results of this proposal.
Who counts the votes?
Tabulation of the votes cast at the Annual Meeting will be conducted by the inspectors of election.
When will the voting results be announced?
We expect to announce preliminary voting results at the Annual Meeting. We will report final results on our website at www.diamondsshipping.com and in a filing with the U.S. Securities and Exchange Commission (the “SEC”) on Form 8-K.
When are shareholder proposals and director nominations due for next year’s annual meeting?
To be considered for inclusion in next year’s proxy materials, shareholder proposals or director nominations must be received in accordance with the provisions of our Bylaws set forth below under “Shareholder Proposals For 2021 Annual Meeting of Shareholders.”
How can I access the proxy materials on the Internet?
You may access our Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2019, via the Internet at www.diamondsshipping.com under the heading “Proxy Statements” and “Annual Reports”, respectively. Our SEC filings are available to the public at the SEC’s website at www.sec.gov. The information on our website is not incorporated by reference into this Proxy Statement. For next year’s shareholders’ meeting, you can potentially help us save significant printing and mailing expenses by consenting to access the proxy statement, proxy card and annual report to shareholders electronically over the Internet. If you hold your shares in your own name (instead of through a broker, bank or other nominee), you can choose this option by following the instructions at the Internet website at proxyvote.com. Subject to applicable rules and regulations of the SEC, if you choose to receive your proxy materials and annual report to shareholders electronically, then prior to next year’s shareholders’ meeting you will receive notification when the proxy materials and annual report to shareholders are available for online review over the Internet, as well as instructions for voting electronically over the Internet. Your choice for electronic distribution will remain in effect for subsequent meetings unless you revoke such choice prior to future meetings by revoking your request online or by sending a written request to: Corporate Secretary, Diamond S Shipping Inc., 33 Benedict Place, Greenwich, Connecticut 06830.

A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2019, WILL BE PROVIDED TO YOU WITHOUT CHARGE UPON WRITTEN REQUEST TO:    CORPORATE SECRETARY, DIAMOND S SHIPPING INC., 33 BENEDICT PLACE, GREENWICH, CONNECTICUT 06830.
Expenses of Solicitation
We pay all costs of soliciting proxies, including the cost of preparing, assembling and mailing the Notice, Proxy Statement and proxies. In addition to solicitation of proxies by mail, solicitation may be made personally, by telephone or by other electronic means. We may pay the expenses of persons holding shares for others to send proxy materials to their principals. While we presently intend that solicitations will be made only by directors, officers and employees of the Company, we may retain outside solicitors to assist in the solicitation of proxies. Any expenses incurred in connection with the use of outside solicitors will be paid by us.
Householding
To reduce the expense of delivering duplicate proxy materials to our shareholders, we are relying on the SEC rules that permit us to deliver only one set of proxy materials, including our Proxy Statement, our Annual Report for the fiscal year ended December 31, 2019 and the Notice, to multiple shareholders who share an address unless we receive contrary instructions from any shareholder at that address. This practice, known as “householding,” reduces duplicate mailings, thus saving printing and postage costs as well as natural resources. Each shareholder retains a separate right to vote on all matters presented at the Annual Meeting. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you wish to receive a separate copy of the annual report on Form 10-K for the fiscal year ended December 31, 2019 or other proxy materials free of charge, or if you wish to receive separate copies of future annual reports or proxy materials, please send your request by email to ir@diamondsshipping.com or by mail to Diamond S Shipping Inc., 33 Benedict Place, Greenwich, Connecticut 06830, attention: Investor Relations, or call us at (203) 413-2000.
Other Information
Diamond S was formed for the purpose of receiving, via contribution from Capital Product Partners L.P. (“CPLP”), CPLP’s crude and product tanker business and combining that business with the business and operations of DSS Holdings L.P. (“DSS LP”) pursuant to the Transaction Agreement, dated as of November 27, 2018 (as amended, the “Transaction Agreement”), by and among CPLP, DSS LP, Diamond S and the other parties named therein. Such contribution and combination, together with the other transactions contemplated by the Transaction Agreement, are referred to herein as the “Transactions.” The Transactions closed on March 27, 2019 and the common shares of Diamond S commenced trading on NYSE on March 28, 2019.
In connection with the Transactions, Diamond S has entered into separate director designation agreements (the “Director Designation Agreements”) with specified investors.
These investors include:
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the “Former CPLP Holders,” which include Capital Maritime & Trading Corp. (CPLP’s sponsor and the parent of CPLP’s general partner) and certain of its affiliates; and

•
the “Former DSS Holders,” which include certain funds managed by WL Ross & Co, LLC (the “WLR Investors”) and certain funds managed by First Reserve (the “First Reserve Investors”).

Each separate Director Designation Agreement entitles each such investor, in connection with any election of directors by the shareholders, to have the Nominating Committee of the Board of Directors include in the slate of candidates recommended to the shareholders for election as directors a specified number of nominees designated by such investor. Diamond S is required to use its commercially reasonable efforts to cause the election of the candidates so designated.

The number of candidates that the Former CPLP Holders are collectively entitled to designate is based on the Former CPLP Holders’ ownership of Diamond S common shares. Initially, the Former CPLP Holders are collectively entitled to designate two nominees. However, (1) if the Former CPLP Holders reduce their beneficial ownership by 25% or more, but less than 50%, from that owned as at the closing of the Transactions, they will, without further action, only be entitled to designate one nominee and (2) if the Former CPLP Holders reduce such beneficial ownership by 50% or more from that owned as at the closing of the Transactions, they will, without further action, no longer have any nomination rights under the Director Designation Agreement.
Initially, the WLR Investors (collectively as a single Former DSS Holder) and the First Reserve Investors (collectively as a single Former DSS Holder) are each entitled to designate three nominees. If the three designated nominees of each Former DSS Holder differ, the Board of Directors will select three nominees from the aggregate nominees designated so long as one nominee from each Former DSS Holder that has any right to a nominee is included. However, if Former DSS Holders reduce their combined beneficial ownership and as a result thereof: (1) their combined beneficial ownership is reduced by 50% or more, but less than 75%, from that owned at closing, each will, without further action, only be entitled to designate up to two nominees (with any discrepancies resolved in the same manner as described above); (2) their combined beneficial ownership is reduced by more than 75% of that owned at closing, but either still beneficially own 5% or more of the then outstanding Diamond S common shares, the Former DSS Holder will, without further action, only be entitled to designate one nominee (with any discrepancies resolved in the same manner as described above, but disregarding the requirement that the Board selection include one nominee from each Former DSS Holder having the nomination rights); and (3) if the Former DSS Holder owns less than 5% of the then outstanding Diamond S common shares it will, without further action, no longer have any nomination rights under the Director Designation Agreement.
In the event that the size of the Board of Directors is increased or decreased, the number of directors that each such investor is permitted to designate will be proportionally adjusted to be equal to the number of directors that such investor was entitled to designate as a percentage of the total number of directors on the Board immediately prior to such change.
In addition, until the annual meeting of Diamond S shareholders to be held in 2024, each such investor will be required to vote its Diamond S common shares to confirm any nominee nominated and recommended by the Board.
The Company and each such investor have also agreed that, until the annual meeting of shareholders to be held in 2022, the Chairman of the Board will be designated by WL Ross & Co LLC (“WLR”) provided that if WLR and its affiliates reduce their beneficial ownership in the Company by 50% or more from that owned as at the closing of the Transactions, they will cease to have the right to designate the Chairman, and the Board will select the Chairman.
Alexandra Kate Blankenship, Harold L. Malone III, and Nadim Qureshi are the director nominees of the Former DSS Holders and Gerasimos G. Kalogiratos and George Cambanis are the director nominees of the Former CPLP Holders.

PROPOSAL 1
ELECTION OF DIRECTORS
Our Articles of Incorporation require the Board of Directors to consist of no fewer than three nor more than 15 members. Our Bylaws currently provide that our Board of Directors consists of seven members, with all Directors being elected annually to serve until the next Annual Meeting of Shareholders and until his or her respective successor is elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal. The seven directors have terms expiring at the Annual Meeting.
Except as indicated herein, there are no arrangements or understandings between any current director, or nominee for directorship, pursuant to which such director or nominee was selected as a director or nominee.
The following table sets forth information with respect to each nominee for election as a Director as of the date of this Proxy Statement. Although management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as the holders of the proxies may, in their discretion, determine.
Name	Age	Position	Director Since
Alexandra Kate Blankenship(1)(2)(3)(4)	55	Director	March 2019
Gerasimos G. Kalogiratos	42	Director	March 2019
Harold L. Malone III(2)	45	Director	March 2019
Nadim Z. Qureshi(1)	45	Chairman	March 2019
Craig H. Stevenson, Jr.	66	Director, Chief Executive Officer and President	March 2019
Bart H. Veldhuizen(1)(2)(3)(4)	53	Director	March 2019
George Cambanis(3)(4)	69	Director	March 2020

(1)
Member of the Compensation Committee

(2)
Member of the Nominating and Corporate Governance Committee

(3)
Member of the Audit Committee

(4)
Member of the Conflicts Committee

Director Nominees
Alexandra Kate Blankenship, Director
Mrs. Blankenship has served as a director of Diamond S since March 2019. Mrs. Blankenship joined Frontline Ltd in 1994 and served as its Chief Accounting Officer and Company Secretary until October 2005. Among other positions, she has served on the board of numerous companies, including as director and audit committee member of North Atlantic Drilling Ltd. from 2011 to 2018, Archer Limited from 2007 to 2018, Golden Ocean Group Limited from 2004 to 2018, Frontline Ltd. from August 2003 to 2018, Avance Gas Holding Limited from 2013 to 2018, Ship Finance International Limited from October 2003 to 2018, Golar LNG Limited from 2003 to 2015, Golar LNG Partners LP from 2007 to 2015, Seadrill Limited from 2005 to 2018, Seadrill Partners LLC from 2012 to 2018, Borr Drilling Limited since February 2019 and 2020 Bulkers Limited since February 2019. Mrs. Blankenship is a Member of the Institute of Chartered Accountants in England and Wales. Mrs. Blankenship brings valuable expertise and over 20 years of experience in international shipping.
Gerasimos (Jerry) G. Kalogiratos, Director
Mr. Kalogiratos has served as a director of Diamond S since March 2019. Mr. Kalogiratos currently serves as the Chief Executive Officer of the general partner of NASDAQ listed Capital Product Partners L. P. (NASDAQ: CPLP). He has previously served in the positions of Chief Operating Officer and Chief

Financial Officer of CPLP. Mr. Kalogiratos joined Capital Maritime & Trading Corp. (“CMTC”), the sponsor of CPLP, in 2005 and was part of the team that completed the initial public offering of CPLP in 2007. He has also served as Chief Financial Officer and director of NYSE-listed Crude Carriers before its merger with CPLP in September 2011. Before he joined CMTC, he worked in equity sales in Greece. Mr. Kalogiratos has over 15 years of experience in the shipping and finance industries, specializing in vessel acquisition and projects and shipping finance, and brings valuable industry experience to the Board of Directors.
Harold (Hal) L. Malone III, Director
Mr. Malone has served as a director of Diamond S since March 2019. Mr. Malone is Head of Transportation for Invesco Private Markets, a private investing division of Invesco Ltd., having joined in 2017. Mr. Malone has also served on the Board of Directors for Navigator Holdings Ltd., an owner and operator of liquefied gas carriers, since July 2017 and Nautical Bulk Holdings Ltd, a dry bulk shipping company. Prior to joining Invesco Private Markets, Mr. Malone served as the Chief Strategic Officer for the Navig8 Group. Before Navig8, he spent over 18 years in investment banking, most recently as a Managing Director in the maritime group at Jefferies LLC. Mr. Malone has significant expertise in the shipping industry as well as finance.
Nadim Z. Qureshi, Director
Mr. Qureshi has served as a director of Diamond S since March 2019. Mr. Qureshi has served as Managing Partner at Invesco Private Markets, a private investing division of Invesco Ltd., since 2018, and previously served as Managing Director from 2015. Mr. Qureshi was also a Director of Nexeo Solutions, from 2016 to 2017. He was a Partner at Quinpario Partners LLC from 2012 to 2015. Mr. Qureshi held a number of senior executive roles including Senior Vice President at Solutia Inc. from 2005 to 2012. Mr. Qureshi was previously with Charles River Associates International, Arthur D. Little Management Consulting and Teknor Apex Company. Mr. Qureshi has expertise in investing and finance.
Craig H. Stevenson, Jr., Chief Executive Officer, President and Director
Mr. Stevenson has served as Chief Executive Officer and a director of Diamond S since March 2019. Mr. Stevenson previously served as Chief Executive Officer, President and as a member of the board of directors of DSS Holdings L.P. (“DSS LP”) since it was founded in 2007. Mr. Stevenson was formerly the Chairman of the Board and Chief Executive Officer of OMI Corporation, having first joined in 1993 as Senior Vice President — Commercial. In 2007, Mr. Stevenson oversaw the sale of OMI, and subsequently founded DSS LP. Mr. Stevenson was non-executive Chairman and subsequently a board member of SFL Corporation Limited (formerly Ship Finance International Limited), a NYSE-listed diversified shipping company, from September 2007 until September 2009 and non-executive Chairman of Intermarine, one of the largest project cargo carriers in the world, from July 2008 to April 2018. He is currently a Director of the American Bureau of Shipping, the second largest classification society. Mr. Stevenson attended Lamar University, where he graduated with a degree in Business Administration. As the Company’s Chief Executive Officer and President, Mr. Stevenson provides the Board of Directors with knowledge of the daily affairs of the Company and with essential experience, insight and expertise in the shipping industry.
Bart H. Veldhuizen, Director
Mr. Veldhuizen has served as a director of Diamond S since March 2019. Mr. Veldhuizen has been working in the shipping industry since 1994 on both the banking and non-banking sides. Mr. Veldhuizen previously served on the board of managing directors of DVB Bank SE where he was, among other things, responsible for the bank’s Shipping & Offshore franchises. Mr. Veldhuizen is also a former director of Seadrill Partners LLC and Golar LNG Partners LP. He started his career with Van Ommeren Shipping, a Dutch public shipping and storage company after which he joined DVB Bank SE as a shipping banker. In 2000, he joined Smit International, a publicly listed Maritime service provider active in salvage, marine contracting and harbor towage. In 2003, he joined NIBC Bank, a Dutch-based merchant bank. From August 2007 until October 2011, he was the Managing Director & Head of Shipping of Lloyds Banking Group plc. Mr. Veldhuizen currently serves on the board of Eagle Bulk Shipping Inc., a NASDAQ-listed integrated drybulk shipping company. Through his privately owned company Aquarius Maritime Capital Ltd, Mr. Veldhuizen brings over 20 years of valuable, relevant experience in international shipping finance and banking to the Board of Directors.
George Cambanis, Director
Mr. Cambanis has served as a director of Diamond S since March 2020. Mr. Cambanis is a South African Chartered Accountant and Greek Certified Public Accountant. Since his retirement in 2017, Mr. Cambanis has advised maritime-related technology startups and venture capital firms in the United States, the United Kingdom and Israel. Mr. Cambanis has been a Managing Director at YieldStreet Marine Finance, an investment platform for asset-based investment opportunities, since April 2018, a director of Greek financial technology company Flexfin S.A. since November 2018, an advisor and investor at marine technology company Sea Machine Robotics since April 2017 and an advisor director at Alpha Trust, an independent asset manager, since January 2020. From 1976 through 2017, Mr. Cambanis worked at Deloitte and its correspondent firm in Athens, Greece. In 2004, he established and led the Deloitte Global Shipping & Ports practice providing advisory and audit services to shipping companies seeking to raise capital in the U.S., including advising on the listing of ten Greek shipping companies on the NYSE and NASDAQ. Mr. Cambanis was the founder of Deloitte Greece, merging it with the Greek practice of Touche Ross in 1990. Prior to that, he served as an audit manager and assisted in the establishment of the Greek Institute of Certified Public Accountants in 1992. Mr. Cambanis completed the Articles of Clerkship with Coopers & Lybrand in South Africa and qualified as a South African Chartered Accountant in 1975. Mr. Cambanis brings valuable expertise and over 40 years of experience in international shipping.
Voting
Directors are elected by a plurality of the votes cast at the Annual Meeting, either in person or by proxy, by shareholders entitled to vote in the election.
Our Board of Directors unanimously recommends that you vote FOR the election of the seven nominees listed above.
The Board believes that each of the seven nominees listed above are highly qualified and have experience, skills, backgrounds and attributes that qualify them to serve as directors of Diamond S (please see each nominee’s biographical information presented above). The recommendation of the Board is based on its carefully considered judgment that the experience, skills, backgrounds and attributes of our nominees make each of them highly qualified to serve on our Board.

EXECUTIVE OFFICERS
Our Bylaws provide that officers are elected by and serve at the discretion of the Board of Directors and shall consist of a Secretary, and may consist of one or more of the following: a Chief Executive Officer, a President, a Treasurer, a Chief Operating Officer, a Chief Financial Officer, one or more Senior Vice Presidents, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers and such other officers as the Board may from time to time determine. Set forth below is the biographical information regarding our current executive officers (not including any executive officer who is also a nominee for election as a Director, for whom information is set forth under the heading “Director Nominees” above).
Name	Age	Position	Executive Officer Since
Michael G. Fogarty	53	Senior Vice President — Commercial	March 2019
Kevin M. Kilcullen	43	Chief Financial Officer	April 2019
Sanjay Sukhrani	58	Chief Operating Officer	March 2019
Anoushka Kachelo	40	General Counsel and Secretary	November 2019
Michael G. Fogarty, Senior Vice President — Commercial
Mr. Fogarty has served as Senior Vice President — Commercial of Diamond S since March 2019. Mr. Fogarty previously served as Senior Vice President — Commercial of DSS LP since June 2011. Prior to joining DSS LP, Mr. Fogarty was a Chartering Manager at Gemini Tankers from 2004 to 2011. Prior to his tenure at Gemini Tankers, Mr. Fogarty was responsible for chartering crude and product tankers at OMI from 1996 to 2004 and was in the Operations Department at OMI from 1993 to 1996. Mr. Fogarty also worked in operations at American Trading and Transportation from 1991 to 1993. From 1989 to 1991, Mr. Fogarty sailed on oil tankers and articulated tug boats and oil tank barges.
Kevin M. Kilcullen, Chief Financial Officer
Mr. Kilcullen has served as Chief Financial Officer of Diamond S since April 2019. Immediately prior to joining Diamond S, Mr. Kilcullen served as Chief Financial Officer at Team Tankers International Ltd. since February 2016. Prior to that, he was employed as Chief Financial Officer at Principal Maritime Tankers Corporation (“Principal”) in Southport, Connecticut. Prior to joining Principal in 2012, Mr. Kilcullen was a Senior Vice President at Jefferies Capital Partners, an international private equity investment firm and was primarily responsible for investments in the maritime industry. Preceding that, he was an investment banker at ING Barings. Mr. Kilcullen holds a B.A. in economics from Harvard University and an M.B.A. from Columbia University.
Sanjay Sukhrani, Chief Operating Officer
Mr. Sukhrani has served as Chief Operating Officer of Diamond S since March 2019. Mr. Sukhrani previously served as Chief Operating Officer of DSS LP since 2010 and from March 2009 to 2010 as Vice President — Operations. Prior to joining DSS LP, Mr. Sukhrani was Vice President/General Manager of Gemini Tankers, part of Teekay, from May 2007 to March 2009. Mr. Sukhrani was Head of Operations of OMI from September 2001 to May 2007 and served as a Vice President of OMI from the third quarter of 2004 through May 2007. Mr. Sukhrani has sailed for 17 years on tankers, bulk carriers and container vessels, including five years as a Master. Mr. Sukhrani graduated from New York University’s Stern School of Business and holds a master’s degree in business administration.
Anoushka Kachelo, General Counsel and Secretary
Mrs. Kachelo has served as General Counsel and Secretary of Diamond S since November 2019. Prior to joining Diamond S, Mrs. Kachelo served as Corporate Secretary of Scorpio Tankers Inc. and Scorpio Bulkers Inc. from December 2013 to December 2018. She joined the Scorpio group of companies in September 2010 as Senior Legal Counsel. Prior to that, Mrs. Kachelo was Legal Counsel for the Commodities Team at JPMorgan (London), and preceding that in private practice for the London office of McDermott Will & Emery and Linklaters. Mrs. Kachelo is a Solicitor of the Supreme Court of England & Wales and has worked in the fields of commodity trading, energy and asset finance. She has a BA in Jurisprudence from the University of Oxford (U.K.).

BOARD MEETINGS AND BOARD COMMITTEE INFORMATION
Meetings
During the fiscal year ended December 31, 2019, the Board of Directors held a total of six meetings (including regularly scheduled and special meetings) and acted six times via unanimous written consent. In that fiscal year, all directors attended at least 75% of the aggregate number of meetings of the Board held during the period for which they were directors and the committees on which they served. Our directors are expected to attend our annual meeting of shareholders, if reasonably possible. From time to time, the Board may create special committees to address specific matters such as financial or corporate transactions.
Committees and Committee Charters
Our Board of Directors has established the following standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Conflicts Committee. Our Board may, in the future, establish such other committees as it determines from time to time. The charter of each of these committees is available on our website at http://www.diamondsshipping.com/governance/governance-documents/. You may also request printed copies of the charter(s) by sending a written request to our Corporate Secretary at the address set forth on the cover of this Proxy Statement.
Audit Committee
During 2019 and the beginning of 2020, the Audit Committee was comprised of three members, Mrs. Blankenship (Chair), Mr. Veldhuizen and Mr. Malone. Each member of the Audit Committee has the ability to read and understand fundamental financial statements. The Board has determined that Mrs. Blankenship and Mr. Veldhuizen satisfy the SEC and NYSE requirements relating to independence of audit committee members. As permitted by the NYSE’s transition rules for newly-public companies, Mr. Malone initially served on the Audit Committee, and subsequently resigned from the Audit Committee on March 12, 2020. In March 2020 the Board appointed George Cambanis, who the Board believes satisfies the SEC and NYSE requirements related to independence of audit committee members and is financially literate, to the Audit Committee to fill the vacancy created by Mr. Malone’s resignation. The Audit Committee meets as frequently as necessary to carry out its responsibilities under the Audit Committee charter, and periodically meets with the Company’s management, internal auditors and independent external auditors separately from the Board. During the fiscal year ended December 31, 2019, the Audit Committee held nine meetings and did not act via unanimous written consent.
The Audit Committee oversees the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements. The functions and responsibilities of the Audit Committee include:
•
reviewing with the Company’s independent auditors its plans for, and the scope of, its annual audit and other examinations;

•
reviewing the audited annual financial statements and quarterly financial information with management and the Company’s independent auditors;

•
reviewing public releases from the Company that contain earnings and other financial information;

•
ensuring an anonymous and independent avenue for confidential submission of concerns regarding questionable accounting or auditing matters and addressing any submission raised by the Company’s employees regarding questionable accounting or auditing matters;

•
establishing procedures for the confidential receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters;

•
annually reviewing and reassessing the adequacy of the Audit Committee charter;

•
identifying and recommending to the shareholders the appointment, retention, compensation, oversight and termination of the services of the Company’s independent auditors, reviewing any disagreements between management and the auditors regarding financial reporting and reviewing the scope of the annual audit and establishing the fees to perform the annual audit;
•
establishing policies and procedures for the review and pre-approval by the Audit Committee of permissible non-audit services to be performed by the Company’s independent auditors;

•
reviewing the Company’s internal control systems and significant changes in internal controls, the Company’s internal audit procedures and the Company’s disclosure controls and procedures, and management reports thereon;

•
evaluating management’s implementation of mandated changes to accounting and reporting requirements, as outlined by the Company’s independent auditors, or other recommendations made by the Company’s independent auditors;

•
reviewing matters related to the Company’s corporate compliance activities; and

•
considering possible conflicts of interest of members of the Board and management and making recommendations to prevent, minimize or eliminate such conflicts of interest.

The responsibilities and activities of the Audit Committee are further described in “Report of the Audit Committee” and the Audit Committee charter.
Our Board of Directors has determined that the Audit Committee currently consists entirely of directors who meet the independence requirements of the NYSE listing standards and Rule 10A-3 of the Exchange Act. The Board has also determined that each member of the Audit Committee has sufficient knowledge and understanding of the Company’s financial statements to serve on the Audit Committee and is financially literate within the meaning of the NYSE listing standards as interpreted by the Board. The Board has further determined that Mrs. Blankenship satisfies the definition of “audit committee financial expert” as defined under federal securities laws. See also “Corporate Governance Matters — Director Independence.”
Compensation Committee
During 2019 and the beginning of 2020, the Compensation Committee was comprised of three members, Mr. Qureshi (Chair), Mrs. Blankenship and Mr. Kalogiratos. The Board has determined that Mr. Qureshi and Mrs. Blankenship satisfy the NYSE requirements relating to independence of compensation committee members. As permitted by the NYSE’s transition rules for newly-public companies, Mr. Kalogiratos initially served on the Compensation Committee, but was replaced by Mr. Veldhuizen in March 2020, who the Board believes satisfies the NYSE requirements related to independence of compensation committee members. The Compensation Committee meets as often as it deems necessary to carry out its responsibilities under the Compensation Committee charter. During the fiscal year ended December 31, 2019, the Compensation Committee held five meetings and did not act via unanimous written consent.
The Compensation Committee establishes, administers and reviews the Company’s policies, programs and procedures for compensating the Company’s executive officers and directors. The functions and responsibilities of the Compensation Committee include:
•
establishing compensation philosophy and policies applicable to the Company’s key officers, including the Company’s Chief Executive Officer;

•
approving annual bonus, if any, and long-term equity incentive plans;

•
approving performance measures, goals and objectives under performance-based incentive plans for the Company’s key officers;

•
establishing guidelines for long-term equity grants and determining stock ownership guidelines, if any, for the Company’s key officers;

•
approving appointments, terminations, employment agreements, consulting agreements, severance arrangements and related compensation and benefit packages;

•
reviewing and recommending compensation for members of the Company’s Board of Directors;

•
overseeing regulatory compliance with respect to compensation matters, including policies on structuring compensation programs to preserve tax deductibility; and

•
annually reviewing and reassessing the adequacy of the Compensation Committee charter.

The responsibilities and activities of the Compensation Committee are further described in the Compensation Committee charter. Additionally, as part of the process for approving compensation for executive officers, other than our Chief Executive Officer, the Compensation Committee reviews and considers the recommendations of our Chief Executive Officer. The Compensation Committee engaged Pearl Meyer & Partners LLC as its independent compensation consultant.
Except as otherwise provided in the Articles of Incorporation, Bylaws or resolution of the Board, the Compensation Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Compensation Committee or as otherwise permitted by the terms of any compensation or benefit plan, program, policy, agreement or arrangement approved by the Compensation Committee or the Board. In particular, the Compensation Committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the Compensation Committee who are “non-employee directors” within the meaning under Rule 16b-3 of the Exchange Act.
Nominating and Corporate Governance Committee and Director Nominations
Role of the Nominating and Corporate Governance Committee
During 2019 and the beginning of 2020, the Nominating and Corporate Governance Committee was comprised of three members, Mr. Veldhuizen (Chair), Mr. Malone and Mr. Kalogiratos. The Board has determined that Mr. Veldhuizen and Mr. Malone satisfy the NYSE requirements relating to independence of nominating and corporate governance committee members. As permitted by the NYSE’s transition rules for newly-public companies, Mr. Kalogiratos initially served on the Nominating and Corporate Governance Committee, but was replaced by Mrs. Blankenship in March 2020, who the Board believes satisfies the NYSE requirements related to independence of nominating and corporate governance committee members. The Nominating and Corporate Governance Committee meets at least annually, and as often as it deems necessary to carry out its responsibilities under the Nominating and Corporate Governance Committee charter. During the fiscal year ended December 31, 2019, the Nominating and Corporate Governance Committee held one meeting and did not act via unanimous written consent.
The functions and responsibilities of the Nominating and Corporate Governance Committee include:
•
reviewing, and making recommendations regarding the composition and appropriate size of the Board;

•
monitoring and making recommendations with respect to the purpose, structure and operations of the various committees of the Board and the qualifications and criteria for membership on each committee of the Board;

•
making recommendations regarding changes in the composition of the committees of the Board;

•
reviewing and reporting to the Board on a periodic basis regarding matters of corporate governance and corporate responsibility and sustainability;

•
identifying individuals qualified to become members of Board and recommending candidates to the Board to fill new or vacant positions; and

•
annually reviewing and reassessing the adequacy of the Nominating and Corporate Governance Committee charter.

The responsibilities and activities of the Nominating and Corporate Governance Committee are further described in the Nominating and Corporate Governance Committee charter.
Director Nomination Process
To fulfill its responsibility to recruit and recommend to the full Board nominees for election as Directors, the Nominating and Corporate Governance Committee reviews the composition of the full

Board to periodically assess, develop and communicate with the Board concerning the appropriate criteria for nominating and appointing directors, including the size and composition of the Board, applicable listing standards, laws, rule and regulations, the consideration of stockholder nominees, the Company’s Corporate Governance Guidelines and other factors considered appropriate by the Board or Nominating and Corporate Governance Committee.
In identifying new director candidates, the Nominating and Corporate Governance Committee seeks advice and names of candidates from Nominating and Corporate Governance Committee members, other members of the Board, members of management and other public and private sources. In recommending candidates, the Nominating and Corporate Governance Committee considers such factors as it deems appropriate, consistent with the Company’s Corporate Governance Guidelines, which may include, among other things, judgment, skill, diversity, integrity, experience with businesses and other organizations of comparable size, the interplay of the candidates experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.
After the Nominating and Corporate Governance Committee completes its evaluation, it presents its recommendations to the Board for consideration and approval. The Nominating and Corporate Governance Committee has the power to retain independent counsel, consultants or advisors to assist it in carrying out its responsibilities and duties and will have appropriate resources from the Company to discharge its responsibilities and to fund the payment of reasonable compensation to any consultants or advisors.
Having evaluated the Board candidates set forth below under Proposal No. 1 pursuant to these processes and criteria, the Nominating and Corporate Governance Committee recommended, and the Board determined to nominate, each of the persons named above for election.
Stockholder Recommendations.   The Nominating and Corporate Governance Committee will consider director candidates suggested by the Company’s stockholders provided that the recommendations are made in accordance with the same procedures required under the Bylaws for nomination of directors by stockholders. For instance, stockholder nominations must comply with the notice provisions described under “Shareholder Proposals for the 2021 Annual Meeting” below. Shareholder nominations that comply with these procedures and that meet the criteria outlined therein will receive the same consideration that the Nominating and Corporate Governance Committee’s nominees receive. The Company will report any material change to this procedure in an appropriate filing with the SEC and will make any such changes available promptly on the SEC Filings section of the Company’s website at www.diamondsshipping.com.
Director Designation Agreements.   Certain of our directors have been nominated to the Board by the Nominating and Corporate Governance Committee pursuant to Director Designation Agreements entered into with certain of our shareholders in connection with the Transactions, as further explained under “Certain Relationships and Related Transactions and Director Independence Director Designation Agreements” below. Mrs. Blankenship, Mr. Malone and Mr. Qureshi are the director nominees of the Former DSS Holders and Mr. Kalogiratos and Mr. Cambanis are the director nominees of the Former CPLP Holders.
Conflicts Committee
The Conflicts Committee was formed in March 2020 and was initially comprised of two members, Mrs. Blankenship and Mr. Veldhuizen. Subsequently, in March 2020, the Board appointed Mr. Cambanis to the Conflicts Committee. The Board has determined that Mrs. Blankenship, Mr. Veldhuizen and Mr. Cambanis satisfy the SEC and NYSE requirements relating to independence of conflicts committee members. The Conflicts Committee will meet as frequently as necessary to carry out its responsibilities under the Conflicts Committee charter, and may periodically meet with the Company’s management, personnel and other resources of the Company separately from the Board. The Conflicts Committee retains White & Case as legal advisors.
The functions and responsibilities of the Conflicts Committee include:
•
reviewing and evaluating any actual or potential Related Party Transaction (as defined in the Corporate Governance Guidelines of the Company) that the Board refers, or that is otherwise referred by any other means, to the Conflicts Committee for consideration; and

•
determining whether any such Related Party Transaction referred to the Conflicts Committee would be fair and reasonable to the Company, and recommending to the Board action to be taken with respect to the matter.

The responsibilities and activities of the Conflicts Committee are further described in the Conflicts Committee charter.
Compensation Committee Interlocks and Insider Participation
No interlocking relationship exists between the Board or Compensation Committee and the Board of Directors or compensation committee of any other entity, nor has any interlocking relationship existed in the past.

REPORT OF THE AUDIT COMMITTEE
The role of the Audit Committee (the “Audit Committee”) is to assist the Board of Directors in its oversight of the quality and integrity of the accounting, auditing and financial reporting practices of Diamond S and the independence and performance of Diamond S’s auditors. The Board of Directors has determined that all members of the Audit Committee are “independent,” under applicable NYSE listing standards and SEC rules. The Audit Committee operates pursuant to a written charter approved by the Board of Directors (the “Charter”).
Management is responsible for the preparation, presentation and integrity of Diamond S’s financial statements and for its accounting and financial reporting principles and practices and internal controls and procedures. The independent auditors are responsible for auditing the annual financial statements in accordance with Public Company Accounting Oversight Board (PCAOB) standards, expressing an opinion as to the statements’ conformity with generally accepted accounting principles, reviewing quarterly financial statements of the Company and discussing with the Audit Committee any issues they believe should be raised.
The Audit Committee has considered, reviewed and discussed with management and with the independent auditors (both alone and with management present) the audited financial statements for the year ended December 31, 2019 and the overall quality of Diamond S’s financial reporting.
The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Audit Committee has received written disclosures and the letter from the independent auditors required by the PCAOB Ethics and Independence Rule 3526, regarding Communications with Audit Committees Concerning Independence, as currently in effect. The Audit Committee has discussed with the auditors the auditors’ independence.
Based upon the Audit Committee’s discussions with management and the independent auditors and subject to the limitations on the role and responsibilities of the Audit Committee in the Charter, the Audit Committee has recommended to the Board that the audited financial statements be included in Diamond S’s Annual Report on Form 10-K for the year ended December 31, 2019.
Submitted by the Audit Committee of the Board of Directors:
Alexandra Kate Blankenship, Chair
George Cambanis
Bart H. Veldhuizen
The Report of the Audit Committee does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Diamond S filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Diamond S specifically incorporates this information by reference.

CORPORATE GOVERNANCE MATTERS
The NYSE requires that listed companies follow certain corporate governance rules relating to, among other things, the adoption and disclosure of corporate governance guidelines, director independence, and executive sessions of non-management and independent directors. We currently comply with the NYSE listing standards applicable to U.S. companies.
Corporate Governance Guidelines
Our Board of Directors has adopted Corporate Governance Guidelines covering, among other things, the duties and responsibilities of, and independence standards applicable to, our directors. Our Corporate Governance Guidelines also address, among other things, director qualifications, the Board’s role in overseeing the compensation of the Chief Executive Officer, director compensation and performance, and management succession planning. A copy of our Corporate Governance Guidelines is available on our website at http://www.diamondsshipping.com/governance/governance-documents/. You may also request a printed copy of the guidelines free of charge by sending a written request to our Corporate Secretary at the address on the cover of this Proxy Statement.
Director Independence
The Board of Directors has determined that, as of the date hereof, each of Messrs. Veldhuizen and Cambanis and Mrs. Blankenship is an “independent director” as defined under the applicable NYSE standards, SEC rules and the Company’s Corporate Governance Guidelines and each of Messrs. Qureshi and Malone is an “independent director” as defined under the applicable NYSE standards. Therefore, the Board has satisfied its objective as set forth in the Corporate Governance Guidelines as well as NYSE listing standards, requiring that at least a majority of the Board consist of independent directors. As required under the NYSE listing standards, in making its determinations, the Board of Directors has considered whether any director has a direct or indirect material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. In addition, the Board considered a series of certain specific transactions, relationships and arrangements expressly enumerated in the NYSE independence definition that would preclude the Board from determining a Director to be independent. Specifically, a member of the Board of Directors may not be considered independent if such member:
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is or has been employed by the Company within the last three years (other than as interim Chairman of the Board of Directors or interim Chief Executive Officer);

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has an immediate family member who is, or has been, employed by the Company as an executive officer within the last three years;

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has received, or has an immediate family member who has received, more than $120,000 in direct compensation from the Company during any twelve-month period within the last three years, other than for services as a member of the Board of Directors or compensation for prior service (including pension or other forms of deferred compensation for prior service, provided such compensation is not contingent in any way on continued service); provided that, compensation received by a director for former service as an interim Chairman or Chief Executive Officer or other executive officer need not be considered in determining independence under this test; provided further that, compensation received by an immediate family member for service as an employee of the Company (other than an executive officer) need not be considered in determining independence under this test;

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(A) is a current partner or employee of a firm that is the Company’s internal or external auditor; (B) has an immediate family member who is a current partner of a firm that is the Company’s internal or external auditor; (C) has an immediate family member who is a current employee of a firm that is the Company’s internal or external auditor and personally works on the Company’s audit; or (D) is, or has been within the last three years, or has an immediate family member who is, or has been within the last three years, a partner or employee of a firm that is the Company’s internal or external auditor and personally worked on Company’s audit within such time;

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is, or has been within the last three years, or has an immediate family member who is, or has been within the last three years, employed as an executive officer of a public company where any of the

Company’s present executive officers at the same time serve or served as a member of such public company’s compensation committee; or
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is, or has been within the last three years, an employee of a significant customer or supplier of the Company, including any company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, or has an immediate family member who is, or has been within the last three years, an executive officer of such a significant customer or supplier; provided that contributions to not- for-profit organizations shall not be considered payments for purposes of this test.

After careful review of the categorical tests enumerated under the NYSE independence definition, the individual circumstances of each director with regard to each director’s business and personal activities and relationships as they may relate to us and our management, the Board has concluded that each of the aforementioned directors has no relationship with the Company that would interfere with such director’s exercise of independent judgment in carrying out his or her responsibilities as a director of the Company.
Code of Conduct and Ethics
We have adopted a Code of Conduct and Ethics applicable to officers, directors and employees (the “Code of Conduct and Ethics”), which fulfills applicable guidelines issued by the SEC. Our Code of Ethics can be found on our website at http://www.diamondsshipping.com/governance/governance-documents/. We will also provide a hard copy of our Code of Conduct and Ethics free of charge upon written request to Diamond S Shipping Inc., 33 Benedict Place, Greenwich, Connecticut 06830. Any waiver that is granted, and the basis for granting the waiver, will be publicly communicated as appropriate, including through posting on our website, as soon as practicable. We granted no waivers under our Code of Ethics during the fiscal year ended December 31, 2019. We intend to post any amendments to and any waivers of our Code of Ethics on our website as required by law.
Anti-Hedging and Pledging Policy
The Company has adopted an Insider Trading Policy that prohibits the Company’s officers, directors and certain other individuals from engaging in transactions of a speculative nature, including, (i) pledging any of our securities as collateral for a loan, (ii) holding our securities in a margin account, (iii) engaging in short sales, (iv) buying or selling put or call positions or other derivative positions in the Company’s securities, and (v) entering into hedging transactions or similar arrangements with respect to the Company’s securities.
Business Relationships and Related Person Transactions Policy
Under a written policy adopted by the Board of Directors, the Conflicts Committee is responsible for reviewing and approving all transactions between us and certain “related persons,” such as the Company’s executive officers, directors and owners of more than 5% of its voting securities. In reviewing a transaction, the Conflicts Committee considers the relevant facts and circumstances, including the benefits to the Company, any impact on director independence, whether the terms are consistent with a transaction available on an arms-length basis and whether those related person transactions are determined to be in (or not inconsistent with) the Company’s best interests and the best interests of the Company’s shareholders. Any Conflicts Committee member shall be excused from and not participate in any meetings or portions thereof to permit the remaining members of the Conflicts Committee to deliberate and/or act on any matter in which such member has a conflict of interest or in which such member’s participation is otherwise not appropriate, either because such member is nominated by a shareholder of the Company that has an interest in the applicable Related Party Transaction under consideration or otherwise. The related persons transaction policy is available in the Company’s Corporate Governance Guidelines, which is available on the Company’s website at http://www.diamondsshipping.com/governance/governance-documents/ and is available in print. The Company will also post on the Company’s website any amendment to, or waiver from, a provision of the policy as required by law.

Board Leadership Structure
We recognize that different Board of Directors leadership structures may be appropriate for the Company during different periods of time and under different circumstances. We believe that the most effective leadership structure for the Company at the present time is to maintain the separate positions of Chairman of the Board and Chief Executive Officer. We believe that our current Board of Directors leadership structure is suitable for us because it allows the Chief Executive Officer to focus on the full-time job of running the Company’s business, while allowing the Chairman to lead the Board in its role of providing advice and independent oversight of management.
In connection with the Transactions, the Director Designation Agreements specify that until the 2022 Annual Meeting of Shareholders, the Chairman of the Board will be designated by WLR, provided that WLR and its affiliates continue to beneficially own more than 50% from that owned at the closing of the Transactions.
Executive Sessions of Independent Directors
As required pursuant to our Corporate Governance Guidelines, an executive session of the non-management directors will be held or offered to be held by the Chair of the Board in conjunction with each regular meeting of the Board. If the Board includes non-management directors who are not independent, at least one executive session a year will include only the independent non-management directors. For the fiscal year ended December 31, 2019, our Board held three executive sessions without management present, all of which excluded non-independent directors.
Communications with the Board
We have approved procedures with respect to the receipt, review and processing of, and any response to, written communications sent by shareholders and other interested persons to our Board of Directors or any committee thereof. Such communications may be addressed to: c/o Diamond S Shipping Inc., 33 Benedict Place, Greenwich, Connecticut 06830, Attention: Compliance Officer. Communications that are intended for a specific group of directors or any individual director, should be sent as indicated above and should clearly state the individual director or group of directors intended.
The Compliance Officer of our Company is authorized to open and review any mail or other correspondence received that is addressed to the Board, a committee or any individual director. If, upon opening any correspondence, the Compliance Officer determines that it relates to individual grievances or other interests that are personal to the party submitting the communication and could not be reasonably construed to be of concern to shareholders generally, or are of a marketing or otherwise extraneous nature, the contents may be discarded. If, in the judgment of the Compliance Officer, the communication relates to an “Accounting Matter,” such communication will be forwarded to and reviewed by the Chief Financial Officer.
The Board’s Role in Risk Oversight
After careful consideration, the Board has determined that risk oversight is a function best served by the entire Board of Directors. Certain elements of risk oversight related to financial risks and including internal controls, are usually initially reviewed by the Audit Committee. Similarly, risks posed by the Company’s compensation practices are initially reviewed by the Compensation Committee and risks associated with the independence of the Board of Directors are initially reviewed by the Nominating and Corporate Governance Committee. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, to facilitate oversight of risk by the entire Board of Directors, each committee regularly reports about such risks to the entire Board of Directors. Senior management may also report directly to the Board regarding risk management. The Board of Directors and senior management regularly engage in discussions regarding material risks the Company faces so that all members of the Board understand the risks associated with the business and the Company’s strategy and that the Board and management agree on the appropriate level of the Company’s risk.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information known to the Company regarding the beneficial ownership of its common stock as of April 13, 2020, unless otherwise indicated below, by (i) each person, group or entity known by the Company to be the beneficial owner of more than 5% of the outstanding shares of its common stock, (ii) each of our directors and named executive officers and (iii) all of our executive officers and directors as a group. Unless otherwise stated, the address of each named executive officer and director is c/o Diamond S Shipping Inc., 33 Benedict Place, Greenwich, Connecticut 06830.
Name and Address of Beneficial Owner	Common Shares Beneficially Owned(1)	Percent of Class Beneficially Owned(2)
5% Shareholders:
WL Ross & Co. LLC(3)	9,039,260	22.4%
First Reserve(4)	3,549,860	8.8%
Evangelos M. Marinakis(5)	2,797,744	6.9%
Directors and Named Executive Officers:
Craig H. Stevenson, Jr.(6)	418,202	1.0%
Sanjay Sukhrani	59,917	*
Harold L. Malone III	7,901	*
Nadim Z. Qureshi	7,901	*
Gerasimos G. Kalogiratos	16,780	*
George Cambanis	nil	*
Alexandra Kate Blankenship	7,901	*
Bart H. Veldhuizen	7,901	*
Kevin Kilcullen	47,170	*
All directors and executive officers as a group (11 persons)	631,952	1.6%

*
The percentage of shares beneficially owned by such director or executive officer does not exceed one percent of the outstanding shares of common stock.

(1)
Each share of common stock is entitled to one vote on matters on which common shareholders are eligible to vote. Beneficial ownership described in the table above has been obtained by the Company only from public filings and information provided to the Company by the listed shareholders for inclusion herein. Beneficial ownership is required to be determined by the shareholder in accordance with the rules under the Exchange Act and consists of either or both voting or investment power with respect to securities. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table have reported that they have sole voting and sole investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)
Percentages based on a total of 40,308,504 shares of common stock outstanding and entitled to vote at the Annual Meeting as of April 6, 2020.

(3)
Represents 5,235,125 shares held directly by WLR Recovery Fund IV DSS AIV, L.P., 1,197,357 shares held directly by WLR Recovery Fund V DSS AIV, L.P., 1,788,026 shares held directly by WLR Select Co-Investment, L.P., 688,986 shares held directly by WLR/GS Master Co-Investment, L.P., 19,390 shares held directly by WLR IV Parallel ESC, L.P. and 11,246 shares held directly by WLR V Parallel ESC, L.P. (collectively, the “WLR Investors”). WLR Recovery Associates IV DSS AIV GP, Ltd. is the general partner of WLR Recovery Associates IV DSS AIV, L.P., which in turn is the general partner of WLR Recovery Fund IV DSS AIV, L.P. WLR Recovery Associates V DSS AIV GP, Ltd. is the general partner of WLR Recovery Associates V DSS AIV, L.P., which in turn is the general partner of WLR Recovery Fund V DSS AIV, L.P. WLR Select Associates DSS GP, Ltd. is the general partner of WLR Select Associates DSS, L.P., which in turn is the general partner of WLR Select Co-Investment, L.P.

WLR Master Co-Investment GP, LLC, is the general partner of WLR/GS Master Co-Investment, L.P. Invesco Private Capital, Inc. is the managing member of INVESCO WLR IV Associates LLC, which is the general partner of WLR IV Parallel ESC, L.P. Invesco Private Capital, Inc. is the managing member of INVESCO WLR V Associates LLC, which is the general partner of WLR V Parallel ESC, L.P. The address of each of the entities identified in this note is c/o WL Ross & Co. LLC, 1166 Avenue of the Americas, New York, NY 10036. WL Ross & Co. LLC serves as the investment manager to the funds that hold these shares.
(4)
Represents 3,487,257 shares held directly by First Reserve Fund XII, L.P. and 62,603 shares held directly by FR XII-A Parallel Vehicle, L.P. (together, the “First Reserve Investor”). First Reserve GP XII Limited (“XII Limited”) is the general partner of First Reserve GP XII, L.P. (“XII GP”), which in turn is the general partner of the First Reserve Investor. The address of each of the entities identified in this note is c/o First Reserve, 290 Harbor Drive, Stamford, CT 06902.

(5)
Represents the number of shares held by Capital Maritime & Trading Corp. (“Capital Maritime”), Capital GP L.L.C. (“Capital GP”), and Crude Carriers Investments Corp. (“CCIC”) that may be deemed to be beneficially owned by the Marinakis family, including Evangelos M. Marinakis. Capital Maritime beneficially owns 2,236,080 shares, Capital GP holds 239,414 shares, and CCIC holds 322,250 shares. The address of each of the persons identified in this note is c/o Capital Maritime & Trading Corp., 3 Iassonos Street, Piraeus, 18537, Greece.

(6)
Represents 207,812 shares held directly by Pecos Shipping LLC (“Pecos”) and 210,390 shares held directly by Craig H. Stevenson, Jr. Craig H. Stevenson, Jr. is the controlling member of Pecos, which shall not be deemed an admission that Mr. Stevenson is the beneficial owner of these 207,812 shares, except to the extent of his pecuniary interest. The address for Pecos is c/o Diamond S Management LLC, 33 Benedict Place, Greenwich, CT 06830.

PROPOSAL 2
TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020
The Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2020. We have been advised by Deloitte that it is an independent registered public accounting firm with the Public Company Accounting Oversight Board (the “PCAOB”), and complies with the auditing, quality control and independence standards and rules of the PCAOB.
We expect that representatives of Deloitte will not be present at the Annual Meeting, but will be available by phone to respond to questions and will have the opportunity to make a statement if they desire.
While the Audit Committee retains Deloitte as our independent registered public accounting firm, the Board of Directors is submitting the selection of Deloitte to the shareholders for ratification upon the recommendation to do so by the Audit Committee.
Unless contrary instructions are given, shares represented by proxies solicited by the Board will be voted for the ratification of the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2020. If the selection of Deloitte is not ratified by the shareholders, the Audit Committee will reconsider the matter. Even if the selection of Deloitte is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change is in the Company’s best interests. All services rendered by the independent auditors are subject to review by the Audit Committee.
Audit Fees
Fees for professional services provided by Deloitte for the year ended December 31, 2019 and nine months ended December 31, 2018 were as follows:
	Year Ended December 31, 2019	Nine Months Ended December 31, 2018
	($ in thousands)	($ in thousands)
Audit fees	$711	$674
Audit-Related Fees	235	—
Tax Fees	143	130
All other fees	—	318
Total	$1,089	$1,122
In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees that the Company paid to the auditor for the audit of the Company’s annual financial statements included in its Form 10-K and review of financial statements included in its Form 10-Qs and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. “Audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and include services associated with primary and secondary offerings of our common stock in the past two fiscal years and other matters related to our periodic public filings; “tax fees” are fees for tax compliance, tax advice and tax planning; and “all other fees” are fees for any services not included in the first three categories.
Audit Committee Pre-Approval Policies and Procedures
The Audit Committee charter sets forth our policy regarding retention of the independent auditors, giving the Audit Committee responsibility for the appointment, replacement, compensation, evaluation and oversight of the work of the independent auditors. As part of this responsibility, our Audit Committee pre-approves the audit and non-audit services performed by our independent auditors in order to assure that they do not impair the auditor’s independence from the Company. The Audit Committee has adopted a policy which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditors may be pre-approved.
During the year ended December 31, 2019, the following non-audit services were provided by our independent registered public accounting firm: (i) certain due diligence services by Deloitte Consulting and Deloitte Tax in relation to the Transaction and (ii) certain tax advice by Deloitte Tax regarding international tax planning. There were no non-audit services provided by our independent registered public accounting firm during the nine months ended December 31, 2018.
The Board of Directors recommends that you vote “FOR” approval of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

DIRECTOR COMPENSATION
During the year ended December 31, 2019, we paid each non-executive director fees of $170,000 (50% as a cash retainer and 50% as an equity share award subject to a one-year vesting period). The chairperson of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee each receive additional annual cash compensation of $20,000, $15,000 and $12,000, respectively. Further, any director serving on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, other than the chairperson of a committee, receives additional annual cash compensation of $10,000, $7,500, and $6,000, respectively. Any Director serving on the Conflicts Committee receives additional annual cash compensation of $20,000. Our Compensation Committee reviews director compensation periodically and makes recommendations to the Board with respect to compensation and benefits provided to the members of the Board.
Director Compensation Table
The following table provides certain information concerning the fees earned by each of our non-employee directors serving on our Board for the year ended December 31, 2019, for services rendered in all capacities:
Name	Fees earned or paid in cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation	Total ($)
Alexandra Kate Blankenship	93,125	103,885	—	—	—	—	197,010
Gerasimos G. Kalogiratos	81,536	103,898	—	—	—	—	185,434
Harold L. Malone III	83,606	103,898	—	—	—	—	187,504
Nadim Z. Qureshi	82,778	103,898	—	—	—	—	186,676
Bart H. Veldhuizen	88,572	103,885	—	—	—	—	192,457
Gerasimos Ventouris(3)	70,361	103,898	—	—	—	—	174,259

(1)
Represents cash compensation earned for services rendered as a director for the fiscal year ended December 31, 2019.

(2)
Represents equity compensation for services rendered as a director for the fiscal year ended December 31, 2019. The value of each stock award equals the grant date fair value of $13.15 per share on April 11, 2019. In determining the number of shares to grant we used the volume weighted average price for the 10-day period preceding the grant date, which was $10.75.

(3)
Effective March 23, 2020, Mr. Gerasimos Ventouris resigned from the Board and Mr. George Cambanis was appointed by the Board to fill the vacancy created by the resignation.

Indemnification of Directors and Officers
The Company is a corporation incorporated and existing under the laws of the Republic of the Marshall Islands. Section 60 of the Marshall Islands Business Corporations Act (the “BCA”) provides that a corporation has the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of no contest, or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe such person’s conduct was unlawful.
A Marshall Islands corporation also has the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person or in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of such person’s duty to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
To the extent that a director or officer of a Marshall Islands corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in the preceding paragraphs, or in the defense of a claim, issue or matter therein, such director or officer shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such director or officer in connection therewith. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid in advance of the final disposition of such action, suit or proceeding as authorized by the board of directors in the specific case upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that such director or officer is not entitled to be indemnified by the corporation as authorized under Section 60 of the BCA.
Section 60 of the BCA also permits a Marshall Islands corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer against any liability asserted against such person and incurred by such person in such capacity whether or not the corporation would have the power to indemnify such person against such liability under the provisions of Section 60 of the BCA.
The indemnification and advancement of expenses provided by, or granted pursuant to, Section 60 of the BCA are not exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.
The Company’s Articles of Incorporation include a provision that eliminates the personal liability of directors for monetary damages to the Company for actions taken as a director to the fullest extent permitted by the BCA.
The Company’s Articles of Incorporation also provide that the Company must indemnify, to the fullest extent permitted by applicable law, any person who was or is a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director or an officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent. Such persons will be indemnified and held harmless by the Company to the fullest extent permitted or required by the BCA against all expense, liability and loss (including attorneys’ fees, judgments, fines, excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such person in connection therewith.
The Company’s Articles of Incorporation also expressly authorize the advancement of certain expenses (including attorneys’ fees and expenses) to directors and officers and the carrying of directors’ and officers’ insurance providing indemnification for the Company’s directors and officers.
The Company has entered into indemnification agreements with its directors and officers that provide for indemnification to the fullest extent permitted by the laws of the Republic of the Marshall Islands.

EXECUTIVE COMPENSATION
Our named executive officers, consisting of our principal executive officer and our two most highly compensated executive officers other than our principal executive officer for the fiscal year ended December 31, 2019 are:
•
Craig H. Stevenson, Jr., Chief Executive Officer, President, and Director;

•
Kevin Kilcullen, Chief Financial Officer; and

•
Sanjay Sukhrani, Chief Operating Officer.

Our executive officers are appointed by the Board of Directors. The Compensation Committee generally administers the compensation program for our executive officers.
As an emerging growth company, we have opted to comply with the executive compensation rules applicable to “smaller reporting companies,” as such term is defined under the Securities Act of 1933, as amended, which require compensation disclosure for our principal executive officer and our next two most highly compensated executive officers other than our principal executive officer (collectively, the “named executive officers”). Also, as an emerging growth company, we are not required to include, and have not included, a compensation discussion and analysis (CD&A) of our executive compensation programs in this Proxy Statement.
Summary Compensation Table
The following Summary Compensation Table sets forth the compensation of our named executive officers for the fiscal years ended December 31, 2019 and 2018.
Officer	Year(1)	Salary ($)	Bonus ($)	Stock awards ($)(3)	Option awards ($)	Non-equity incentive plan compensation ($)(2)	Nonqualified deferred compensation earnings ($)	All other compensation ($)(6)	Total ($)
Craig H. Stevenson (Chief Executive Officer)	2019	969,000	—	2,063,404(4)	—	804,593	—	31,278	3,868,275
	2018	969,000	—	—	—	726,800	—	24,024	1,719,824
Kevin Kilcullen (Chief Financial Officer)	2019	315,341	—	646,229(5)	—	188,867	—	10,918	1,161,355
	2018	—	—	—	—	—	—	—	—
Sanjay Sukhrani (Chief Operating Officer)	2019	482,000	—	646,229(5)	—	200,110	—	21,516	1,349,855
	2018	481,950	—	—	—	180,800	—	21,216	683,966

(1)
Messrs. Stevenson, Jr. and Sukhrani were employed by DSS LP prior to the Transactions. Therefore, the information provided in this table for the fiscal year ended December 31, 2018 reflects compensation earned by these executive officers in connection with all services rendered to DSS LP during that period.

(2)
Represents performance-based cash bonuses which have historically been earned on a calendar year basis by the Company’s executive officers. The amounts shown in the table for 2018 represent performance-based cash bonuses earned for 2018 that were paid in 2019, and for 2019 represent performance-based cash bonuses earned for 2019 that were paid in 2020.

(3)
The amounts in this column reflect the aggregate grant date fair value of time vested restricted stock awards pursuant to the Company’s 2019 Equity Incentive Plan computed in accordance with FASB ASC Topic 718.

(4)
Represents a grant of 150,944 shares of restricted common stock awarded on May 15, 2019.

(5)
Represents a grant of 47,170 shares of restricted common stock awarded on May 10, 2019.

(6)
Amount represents (a) the matching contribution made by Diamond S Management LLC to each named executive officer’s 401(k) account, which contributions are made on the same terms and conditions as offered to all employees of DSM and (b) group term life insurance provided to each executive, which is provided to all employees of DSM on the same terms and conditions.

Narrative Disclosure to Summary Compensation Table
The following is a narrative summary of the compensation and benefit arrangements included in the summary compensation table.
In the 2019 fiscal year, we compensated our named executive officers through a combination of base salary, annual cash bonus and a grant of restricted shares in recognition of the closing of the Transactions. The restricted shares vest in three equal installments on each of the first three anniversaries of the grant date. Further details about material compensation arrangements with our named executive officers is described below under “Employment Agreements.”
In the 2019 fiscal year, bonuses for our named executive officers (other than our Chief Financial Officer) were determined 80% on certain objective Company performance criteria and 20% on a discretionary basis considering the individual’s performance. The bonus for our Chief Financial Officer was determined 70% on certain objective Company performance criteria and 30% on a discretionary basis considering his performance.
The Compensation Committee approved the following compensation elements for fiscal year 2020:
•
Base Salary:   No change to amounts reported for fiscal year 2019;

•
Annual Bonus:   Target bonus payout opportunity as described in the employment agreements below; and

•
Annual Equity Award:   50% in restricted shares and 50% in performance-based restricted stock units. The restricted shares vest in three equal installments in each of the first three anniversaries of the grant date. The performance-based restricted stock units vest after three years based from the grant date, to the extent that the performance requirements are satisfied, and on the Company’s three-year total shareholder return compared to a comparator group of publicly traded shipping companies in the tanker market with similar profiles to the Company, measured from January 1, 2020 to December 31, 2022.

Employment Agreements
Our named executive officers are employed through our wholly-owned subsidiary, Diamond S Management LLC, a limited liability company organized under the laws of the Republic of the Marshall Islands (“DSM”). The employment agreements between DSM and each of our named executive officers have been approved by our Compensation Committee (with the exception of the employment agreement for our Chief Executive Officer, which has been recommended by the Compensation Committee and approved by the Board of Directors, as required by the Compensation Committee Charter). In addition to the summary terms of the employment agreements described below, the named executive officers are entitled to the severance or termination benefits described under “Retirement Benefits, Termination and Severance.”
Chief Executive Officer
On April 9, 2020, DSM entered into an amended and restated employment agreement with Craig H. Stevenson, which provides the terms of his employment as our Chief Executive Officer. Pursuant to his employment agreement, Mr. Stevenson receives an annual base salary of $969,000 and is eligible to receive a discretionary cash bonus as determined by the Compensation Committee with a target amount equal to at least 100% of his annual base salary, of which 80% shall be subject to goals based on the Company’s performance and 20% shall be subject to goals based on Stevenson individual performance. Beginning in 2020, Mr. Stevenson is eligible to receive annual grants of long-term incentive awards (“LTIP Awards”) under the Company’s Equity Plan (as defined herein), with an LTIP Award opportunity with respect to each fiscal year of at least 100% of his base salary.
Mr. Stevenson’s amended and restated employment agreement has an initial term of two years, unless his employment is earlier terminated. Thereafter, Mr. Stevenson’s employment agreement will automatically be renewed for additional one-year terms, unless either party terminates at least 60 days prior to the end of the then existing term. Mr. Stevenson may be terminated by the Company with or without cause (as that term is defined in the employment agreement) and Mr. Stevenson may resign with or without good reason

(as that term is defined in the employment agreement), each upon written notice at any time, provided that any applicable cure periods have lapsed, and provided further that Mr. Stevenson is required to give the Company 30 days’ prior notice of any resignation without good reason. Mr. Stevenson is subject to non-solicitation and non-competition covenants during the course of his employment and for one year following termination of employment for any reason.
Chief Financial Officer
On April 2, 2020, DSM entered into an employment agreement with Kevin Kilcullen, which provides the terms of his employment as our Chief Financial Officer. Pursuant to his employment agreement, Mr. Kilcullen receives an annual base salary of $450,000 and is eligible to receive a discretionary cash bonus as determined by the Compensation Committee with a target amount equal to at least 70% of his annual base salary, of which 70% shall be subject to goals based on the Company’s performance and 30% shall be subject to goals based on Mr. Kilcullen’s individual performance. Beginning in 2020, Mr. Kilcullen is eligible to receive annual grants of LTIP Awards under the Company’s Equity Plan (as defined herein), with an LTIP Award opportunity with respect to each fiscal year of at least 100% of his base salary.
Mr. Kilcullen’s employment agreement has an initial term of two years, unless his employment is earlier terminated. Thereafter, Mr. Kilcullen’s employment agreement will automatically be renewed for additional one-year terms, unless either party terminates at least 60 days prior to the end of the then existing term. Mr. Kilcullen may be terminated by the Company with or without cause (as that term is defined in the employment agreement) and Mr. Kilcullen may resign with or without good reason (as that term is defined in the employment agreement), each upon written notice at any time, provided that any applicable cure periods have lapsed, and provided further that Mr. Kilcullen is required to give the Company 30 days’ prior notice of any resignation without good reason. Mr. Kilcullen is subject to non-solicitation and non-competition covenants during the course of his employment and for one year following termination of employment for any reason.
Chief Operating Officer
On April 7, 2020, DSM entered into an amended and restated employment agreement with Sanjay Sukhrani, which provides the terms of his employment as our Chief Operating Officer. Pursuant to his employment agreement, Mr. Sukhrani receives an annual base salary of $482,000 and is eligible to receive a discretionary cash bonus as determined by the Compensation Committee with a target amount equal to at least 50% of his annual base salary, of which 80% shall be subject to goals based on the Company’s performance and 20% shall be subject to goals based on Mr. Sukhrani’s individual performance. Beginning in 2020, Mr. Sukhrani is eligible to receive annual grants of LTIP Awards under the Company’s Equity Plan, with an LTIP Award opportunity with respect to each fiscal year of at least 100% of his base salary.
Mr. Sukhrani’s employment agreement has an initial term of two years, unless his employment is earlier terminated. Thereafter, Mr. Sukhrani’s employment agreement will automatically be renewed for additional one-year terms, unless either party terminates at least 60 days prior to the end of the then existing term. Mr. Sukhrani may be terminated by the Company with or without cause (as that term is defined in the employment agreement) and Mr. Sukhrani may resign with or without good reason (as that term is defined in the employment agreement), each upon written notice at any time, provided that any applicable cure periods have lapsed, and provided further that Mr. Sukhrani is required to give the Company 30 days’ prior notice of any resignation without good reason. Mr. Sukhrani is subject to non-solicitation and non-competition covenants during the course of his employment and for one year following termination of employment for any reason.

Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the equity awards held by the named executive officers as of December 31, 2019.
	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) un-exercisable	Equity incentive plan awards; number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards; number of unearned shares, units or other rights that have not vested (#)(1)	Equity incentive plan awards; market or payout value of unearned shares, units or other rights that have not vested
Craig H. Stevenson	—	—	—	—	—	150,944	2,526,803	—	—
Kevin Kilcullen	—	—	—	—	—	47,170	789,626	—	—
Sanjay Sukhrani	—	—	—	—	—	47,170	789,626	—	—

(1)
The value of the unvested stock awards equals the number of unvested shares multiplied by $16.74, the closing market price of our common stock on the NYSE on December 31, 2019.

Retirement Benefits, Termination and Severance
Under the employment agreements of Mr. Stevenson Jr. and Mr. Kilcullen, we provide the following payments and benefits to them under the following circumstances following termination of employment:
Resignation or Other Termination of Employment
If a named executive officer’s employment is terminated before the expiration of its stated term in accordance with the relevant employment agreement either (i) by DSM, other than for cause; (ii) by the named executive officer for good reason, or (iii) due to the named executive officer’s death or disability, then subject to the executive’s (or the executive’s estate’s) execution, delivery, and non-revocation of a general release of claims against the Company, the executive is entitled to the following payments and benefits:
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24 months’ payment of the executive’s base salary, payable over the course of up to two years;

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Reimbursement of premiums to continue the executive’s group health, dental and vision insurance under COBRA, until the earlier of (a) the date that is 12 months following the date of termination of such executive and (b) the date the executive is eligible for coverage under the group health plans of a successor employer;

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A single lump-sum cash amount equal to the cost of premiums under COBRA for a period of six months, payable 12 months after the executive’s termination of employment, provided, among other things, that the executive has not become eligible for coverage under the group health plans of a successor employer;

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Any outstanding LTIP Awards or other equity or incentive awards held by the executive, shall be treated in accordance with the terms of the applicable plan and award agreements; and

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Any salary or benefits accrued prior to the termination date.

Change in Control
If a named executive officer’s employment is terminated before the expiration of the stated term of the relevant employment agreement in accordance with the terms and conditions thereof, either (i) by DSM without cause or (ii) by the executive for good reason, in each case during the two year period beginning on the date of a consummation of a change in control, then the executive is entitled to receive the following payments and benefits subject to the execution, delivery and non-revocation of a general release of claims:
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24 months’ payment of the executive’s base salary in a single lump-sum cash amount, payable on the 60th day following the termination date;

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Payment of a single lump-sum cash amount equal to the executive’s target bonus for the year in which the termination occurs, payable on the 60th day following the termination date;

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Payment of a single lump-sum cash amount equal to the cost of premiums under COBRA for a period of 18 months following the termination date, payable on the 60th day following the termination date;

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Any outstanding LTIP Awards or other equity or incentive awards held by the executive, shall be treated in accordance with the terms of the applicable plan and award agreements; and

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Any salary or benefits accrued prior to the termination date.

Under the employment agreement of Mr. Sukhrani, we provide the following payments and benefits to them under the following circumstances following termination of employment:
Resignation or Other Termination of Employment
If a named executive officer’s employment is terminated before the expiration of its stated term in accordance with the relevant employment agreement either (i) by DSM, other than for cause; (ii) by the named executive officer for good reason, or (iii) due to the named executive officer’s death or disability, then subject to the executive’s (or the executive’s estate’s) execution, delivery, and non-revocation of a general release of claims against the Company, the executive is entitled to the following payments and benefits:
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12 months’ payment of the executive’s base salary, payable over the course of up to one year;

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Reimbursement of premiums to continue the executive’s group health, dental and vision insurance under the Company’s plans under COBRA, until the earlier of (a) the date that is 12 months following the date of termination of such executive and (b) the date the executive is eligible for coverage under the group health plans of a successor employer;

•
Any outstanding LTIP Awards or other equity or incentive awards held by the executive, shall be treated in accordance with the terms of the applicable plan and award agreements; and

•
Any salary or benefits accrued prior to the termination date.

Change in Control
If a named executive officer’s employment is terminated before the expiration of the stated term of the relevant employment agreement in accordance with the terms and conditions thereof, either (i) by DSM without cause or (ii) by the executive for good reason, in each case during the two year period beginning on the date of a consummation of a change in control, then the executive is entitled to receive the following payments and benefits subject to the execution, delivery and non-revocation of a general release of claims:
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12 months’ payment of the executive’s base salary in a single lump-sum cash amount, payable on the 60th day following the termination date;

•
Payment of a single lump-sum cash amount equal to the executive’s target bonus for the year in which the termination occurs, payable on the 60th day following the termination date;

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Payment of a single lump-sum cash amount equal to the cost of premiums under COBRA for a period of 12 months following the termination date, payable on the 60th day following the termination date;

•
Any outstanding LTIP Awards or other equity or incentive awards held by the executive, shall be treated in accordance with the terms of the applicable plan and award agreements; and

•
Any salary or benefits accrued prior to the termination date.

A “change in control” under the employment agreements of all of the named executive officers includes any of the following events:
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Any person becomes the beneficial owner of 35% or more of either (i) the then-outstanding common stock of the Company or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors, subject to certain exceptions;

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A majority of the Directors are not individuals who, (i) as of the effective date of the executive’s employment agreement, are Directors, or (ii) became a Director subsequent to the effective date of the executive’s employment agreement, whose election, nomination for election by the shareholders or appointment was approved by majority vote of the then incumbent Directors (either by a specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for Director without objection to such nomination);

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Certain business combinations of the Company, subject to certain exceptions; and

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Approval by the shareholders of a complete liquidation or dissolution of the Company.

Severance Tax Matters
Under certain circumstances, the Company may cause a lump-sum payment and possibly accelerate the vesting and payment of certain long-term incentive awards in connection with a change in control (as defined in the employment agreements) and such payment could be deemed an “excess parachute payment” under the golden parachute tax provisions of Code section 280G. We do not provide any tax gross-ups in the event change in control payments are subject to Section 280G excise taxes. Instead, our executives will be entitled to a payment which is equal to the greater of either (i) the change in control payment after cutting back sufficient payouts to avoid the excise tax; or (ii) the full change in control payment after imposition of the excise tax.
Retirement Benefits
401(k) Savings Plan
The Company’s 401(k) plan is available to all DSM employees, including the Company’s named executive officers, who meet the plan’s eligibility requirements. The 401(k) plan is a defined contribution plan, which permits employees to make contributions up to the statutory limits. The Company matches employee contributions on a one-to-one basis up to 6% of total eligible compensation. Employee contributions and the Company’s matching contributions are immediately and fully vested when made.
Securities Authorized for Issuance Under Equity Compensation Plans
Equity Compensation Plans Table
The following table shows information relating to the number of shares authorized for issuance under our equity compensation plan as of December 31, 2019.
December 31, 2019	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans
• Approved by shareholders	—	—	2,713,988
• Not approved by shareholders	—	—	—
Total	—	—	2,713,988

Equity Incentive Plan
In connection with the Transactions, the Board of Directors adopted the Equity and Incentive Compensation Plan (the “Equity Plan”). The material terms of the Equity Plan are as follows:
Purpose:    The purpose of the Equity Plan is to attract and retain non-employee directors, employees and certain consultants and to provide those persons incentives and rewards for service and/or performance.
Administration; Effectiveness:   The Equity Plan is administered by the compensation committee of the Board of Directors. The compensation committee has the authority to determine eligible participants in the Equity Plan and to interpret and make determinations under the Equity Plan. Any interpretation or determination by the compensation committee under the Equity Plan will be final and conclusive. The compensation committee may delegate all or any part of its authority under the Equity Plan to any subcommittee thereof and may delegate its administrative duties or powers to one or more of the Company’s officers, agents or advisors.
Shares Available for Awards Under the Equity Plan:    Subject to adjustment and certain share counting rules, as further described in the Equity Plan, the number of Diamond S common shares available for awards under the Equity Plan shall be, in the aggregate, 3,989,000 shares, with such shares subject to adjustment to reflect any split or combination of Diamond S common shares. The available shares may be shares of original issuance, treasury shares or a combination of the foregoing. The Equity Plan also limits the maximum aggregate value at grant for awards to non-employee directors in any calendar year to $350,000.
Share Counting:   The aggregate number of Diamond S common shares available to be awarded under the Equity Plan will be reduced by one share for every one share subject to awards of option rights or appreciation rights granted under the Equity Plan and two shares for every one share subject to all other types of awards granted under the Equity Plan. If an award granted under the Equity Plan is cancelled or forfeited, expires, is settled for cash or is unearned, the shares subject to such award will, to the extent of such cancellation, forfeiture, expiration, cash settlement or unearned amount, again be available for issuance at the rate of one share for every one share subject to awards of option rights or appreciation rights and at the rate of two shares for every one share subject to all other types of awards.
Types of Awards Under the Equity Plan:   Pursuant to the Equity Plan, the Company may grant stock options, appreciation rights, restricted stock, restricted stock units, performance shares, performance units, cash incentive awards and certain other awards based on or related to Diamond S common shares. Each grant of an award under the Equity Plan will be evidenced by an award agreement, which will contain such terms and provisions as the compensation committee may determine, consistent with the Equity Plan. Those terms and provisions include the number of Diamond S common shares subject to each award, vesting terms and provisions that apply upon events such as the retirement, death, disability of the participant or in the event of a change in control. A brief description of the types of awards which may be granted under the Equity Plan is set forth below.
Stock Options:   Stock options granted under the Equity Plan may be either “incentive stock options” (as defined in Section 422 of the Code) or non-qualified stock options. Incentive stock options may only be granted to employees. Except with respect to substitute awards, incentive stock options and non-qualified stock options must have an exercise price per share that is not less than the fair market value of a Diamond S common share on the date of grant. The term of a stock option may not extend more than ten years after the date of grant. Each grant will specify the form of consideration to be paid in satisfaction of the exercise price.
Appreciation Rights:   An appreciation right is a right to receive an amount equal to 100%, or such lesser percentage as the compensation committee may determine, of the spread between the base price and the fair market value of a Diamond S common shares on the date of exercise. An appreciation right may be paid in cash, Diamond S common shares or any combination thereof. Except with respect to substitute awards, the base price of an appreciation right may not be less than the fair market value of a Diamond S common share on the date of grant. The term of an appreciation right may not extend more than ten years from the date of grant.

Restricted Stock:   Restricted stock constitutes an immediate transfer of the ownership of Diamond S common shares to the participant in consideration of the performance of services, entitling such participant to dividend, voting and other ownership rights, subject to a substantial risk of forfeiture and restrictions on transfer determined by the compensation committee for a period of time determined by the compensation committee or until certain management objectives specified by the compensation committee are achieved. Each such grant or sale of restricted stock may be made without additional consideration or in consideration of a payment by the participant that is less than the fair market value per share of Diamond S common shares on the date of grant. Any grant of restricted stock will require all dividends paid thereon during the period of any restrictions to be automatically deferred until the vesting of such restricted stock and/or reinvested in additional shares of restricted stock.
Restricted Stock Units:   Restricted stock units constitute an obligation to deliver Diamond S common shares, cash or a combination thereof, to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions (which may include the achievement of management objectives) during the restriction period applicable to such restricted stock units as the compensation committee may specify. During the restriction period applicable to such restricted stock units, the participant will have no right to transfer any rights under the award and will have no rights of ownership in the Diamond S common shares underlying the restricted stock units and no right to vote them. Rights to dividend equivalents may be extended to and made part of any restricted stock unit award at the discretion of, and on the terms determined by, the compensation committee; provided, that dividend equivalents will be deferred until and paid contingent upon the vesting of such restricted stock units. Each grant of restricted stock units will specify that the amount payable with respect to such restricted stock units will be paid in cash, Diamond S common shares or a combination of the two.
Cash Incentive Awards; Performance Shares and Performance Units:   A performance share is a bookkeeping entry that records the equivalent of one Diamond S common share, and a performance unit is a bookkeeping entry that records a unit equivalent to $1.00 or such other value, as determined by the compensation committee. Each grant will specify the number or amount of performance shares or performance units, or the amount payable with respect to cash incentive awards, being awarded, which number or amount may be subject to adjustment to reflect changes in compensation or other factors. These awards become payable to participants upon the achievement of specified management objectives and upon such terms and conditions as the compensation committee determines at the time of grant. Each grant may specify with respect to the management objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of performance shares or performance units, or the amount payable with respect to cash incentive awards, that will be earned if performance is at or above the minimum or threshold level or is at or above the target level but falls short of maximum achievement. Each grant will specify the time and manner of payment of cash incentive awards, performance shares or performance units that have been earned, and any grant may further specify that any such amount may be paid or settled in cash, Diamond S common shares, restricted stock, restricted stock units or any combination thereof. Any grant of performance shares or performance units may provide for the payment of dividend equivalents in cash or in additional Diamond S common shares.
Other Awards:   The compensation committee may grant such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Diamond S common shares or factors that may influence the value of such Diamond S common shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Diamond S common shares, purchase rights for Diamond S common shares, awards with value and payment contingent upon the Company’s performance of specified subsidiaries, affiliates or other business units or any other factors designated by the compensation committee and awards valued by reference to the book value of the Diamond S common shares or the value of securities of, or the performance of, the Company’s subsidiaries, affiliates or other business units.
Adjustments; Corporate Transactions:   The compensation committee will make or provide for such adjustments in: (1) the number and kind of Diamond S common shares covered by outstanding stock options, appreciation rights, restricted stock, restricted stock units, performance shares and performance units granted under the Equity Plan; (2) if applicable, the number and kind of Diamond S common shares covered by other awards granted pursuant to the Equity Plan; (3) the exercise price or base price provided in outstanding stock options and appreciation rights; (4) cash incentive awards; and (5) other award terms, as the compensation committee determines to be equitably required in order to prevent dilution or enlargement of the rights of participants that otherwise would result from (1) any extraordinary cash dividend, stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (2) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets or issuance of rights or warrants to purchase securities or (3) any other corporate transaction or event having an effect similar to any of the foregoing.
In the event of any such transaction or event, or in the event of a change in control (as defined in the applicable award agreement), the compensation committee may provide in substitution for any or all outstanding awards under the Equity Plan such alternative consideration (including cash), if any, as it may in good faith determine to be equitable under the circumstances and will require in connection therewith the surrender of all awards so replaced in a manner that complies with Section 409A of the Code. In addition, for each stock option or appreciation right with an exercise price or base price greater than the consideration offered in connection with any such transaction or event or change in control, the compensation committee may in its discretion elect to cancel such stock option or appreciation right without any payment therefor. The compensation committee will make or provide for such adjustments in the number of Diamond S common shares available for issuance under the Equity Plan and the share limits of the Equity Plan as the compensation committee in its sole discretion may in good faith determine to be appropriate in connection with such transaction or event (provided that any adjustment to the limit on the number of Diamond S common shares that may be issued upon exercise of incentive stock options will be made only if and to the extent such adjustment would not cause any option intended to qualify as an incentive stock option to fail to so qualify).
Amendment and Termination of the Equity Plan:   The Board of Directors generally may amend the Equity Plan from time to time in whole or in part. However, if any amendment (1) would materially increase the benefits accruing to participants under the Equity Plan for purposes of applicable stock exchange rules, (2) would materially increase the number of Diamond S common shares which may be issued under the Equity Plan, (3) would materially modify the requirements for participation in the Equity Plan, or (4) must otherwise be approved by the Company’s shareholders in order to comply with applicable law or the rules of the NYSE, then such amendment will be subject to shareholder approval and will not be effective unless and until such approval has been obtained. The Board of Directors may, in its discretion, terminate the Equity Plan at any time. Termination of the Equity Plan will not affect the rights of participants or their successors under any awards outstanding and not exercised in full on the date of termination. No grant will be made under the Equity Plan more than ten years after the effective date of the Equity Plan, but all grants made on or prior to such date shall continue in effect thereafter subject to the terms of the Equity Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE
We describe below transactions and series of similar transactions, since the beginning of our last fiscal year, to which we were and are a party, in which:
•
the amounts involved exceeded or will exceed $120,000; and

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any of our directors, executive officers or holders of more than 5% of our common stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.

The Board of Directors approved or ratified each arrangement described below (other than arrangements that were entered into prior to the adoption of the related party transaction policy by the Board of Directors).
See “Board Meetings and Board Committee Information — Conflicts Committee” and “Corporate Governance Matters — Business Relationships and Related Person Transactions Policy” for a discussion of our policies and procedures related to conflicts of interest.
Registration Rights Agreement
Effective upon closing of the Transactions, we entered into a resale and registration rights agreement with CMTC and its affiliates (collectively, the “CMTC Holders”) and the parties named therein in respect of the shares of Diamond S common stock that was distributed to them in connection with the Transactions, as well as with DSS LP’s limited partners in respect of the shares of Diamond S common stock that was issued on a private placement basis in the combination (the “Registration Rights Agreement”). The shares of Diamond S common stock that can be registered under the Registration Rights Agreement are referred to as the “registrable securities” in this section.
The Registration Rights Agreement contains certain lock-up arrangements with funds managed by WLR party to the Registration Rights Agreement (collectively, the “WLR Investors”) and funds managed by First Reserve party to the Registration Rights Agreement (collectively, the “First Reserve Investors”). Under these arrangements, during the initial 180 days following the closing of the Transactions, the WLR Investors and the First Reserve Investors were not permitted to transfer any of their registrable securities other than to certain permitted affiliate transferees. Further, for 180 days after the expiration of the initial lock-up period, each of the WLR Investors and the First Reserve Investors were not permitted to transfer any of their registrable securities in an amount that exceeded its pro rata portion of the greater of  (1) 25% of the outstanding shares of Diamond S common stock on the last day of the initial lock-up period and (2) 20% of the total reporting trading volume of the Diamond S common stock during the prior 180-day period.
Under the Registration Rights Agreement, subject to certain exceptions, we are required to use reasonable best efforts to file an initial shelf registration statement to register for resale the registrable securities as soon as reasonably practicable after the closing of the Transactions and keep such shelf registration statement effective until the earlier of  (1) the date on which each of the holders thereof has completed the sale of all of its registrable securities and (2) the date on which the registrable securities can be sold freely without volume and manner of sale limitations pursuant to Rule 144 promulgated under the Securities Act.
In addition to lock-up arrangements described above, the WLR Investors and the First Reserve Investors (considered together) may not participate in (1) more than eight demand registrations prior to the fifth anniversary of the expiration of the first lock-up period, (2) more than one demand registration prior to the first anniversary of the expiration of the first lock-up period, and (3) more than two demand registrations during each one-year period beginning on (and including) the first anniversary of the expiration of the first lock-up period.
The Registration Rights Agreement also contains certain customary rights of the holders of registrable securities to be included in an underwritten offering undertaken by Diamond S or other shareholders of Diamond S.
The Registration Rights Agreement permits us to suspend the use of any registration statement in certain circumstances if the Chief Executive Officer, Chief Financial Officer or Chief Legal Officer believes in good faith that the use of such registration statement would require us to make public disclosure in the registration statement of material information that has not yet been made public and that we have a bona fide business purpose for not disclosing. We will not be permitted to suspend the use of any registration statement pursuant to these provisions for more than 60 days during any rolling period of 180 days, except that during the period beginning on closing and ending one year after the expiration of the initial lock-up period, we will not be permitted to suspend the use of any registration statement for more than 30 days during any rolling period of 180 days.
We are required to pay all expenses related to the registration obligations under the Registration Rights Agreement, except for any underwriting discounts, selling commissions of each shareholder’s counsel beyond the one law firm to be paid for by Diamond S, any expenses required by law and any transfer taxes relating to the sale or disposition of registrable securities by such shareholder.
The Registration Rights Agreement also provides for customary indemnification obligations of both Diamond S and the shareholders in connection with any registration statement. In general, we will indemnify each holder receiving registration rights for any liability arising out of any violation or alleged violation of the Securities Act or any other similar federal or state law and any actual or alleged material misstatements or omissions contained in a registration statement or related prospectus, except for misstatements or omissions relating to the information provided by that holder. Each holder receiving registration rights will provide us with corresponding indemnification relating to the information provided by such holder.
Director Designation Agreements
Effective upon the closing of the Transactions, we entered into separate Director Designation Agreements with the Former CPLP Holders and Former DSS Holders.
Each separate Director Designation Agreement entitles each such investor, in connection with any election of directors by the shareholders, to have the Nominating and Corporate Governance Committee include in the slate of candidates recommended to the shareholders for election as directors a specified number of nominees designated by such investor. We are required to use our commercially reasonable efforts to cause the election of the candidates so designated.
The number of candidates that the Former CPLP Holders are collectively entitled to designate is based on the Former CPLP Holders’ ownership of shares of our common stock. Initially, the Former CPLP Holders are collectively entitled to designate two nominees. However, (1) if the Former CPLP Holders reduce their beneficial ownership by 25% or more, but less than 50%, from that owned as at the closing of the Transactions, they will, without further action, only be entitled to designate one nominee and (2) if the Former CPLP Holders reduce such beneficial ownership by 50% or more from that owned as at the closing of the Transactions, they will, without further action, no longer have any nomination rights under the Director Designation Agreement.
Initially, the WLR Investors (collectively as a single Former DSS Holder) and the First Reserve Investors (collectively as a single Former DSS Holder) are each entitled to designate three nominees. If the three designated nominees of each Former DSS Holder differ, the Board of Directors will select three nominees from the aggregate nominees designated so long as one nominee from each Former DSS Holder that has any right to a nominee is included. However, if Former DSS Holders reduce their combined beneficial ownership and as a result thereof: (1) their combined beneficial ownership is reduced by 50% or more, but less than 75%, from that owned at closing, each will, without further action, only be entitled to designate up to two nominees (with any discrepancies resolved in the same manner as described above); (2) their combined beneficial ownership is reduced by more than 75% of that owned at closing, but either still beneficially own 5% or more of the then outstanding Diamond S common shares, the Former DSS Holder will, without further action, only be entitled to designate one nominee (with any discrepancies resolved in the same manner as described above, but disregarding the requirement that the board selection include one nominee from each Former DSS Holder having the nomination rights); and (3) if the Former DSS Holder owns less than 5% of the then outstanding shares of our common stock it will, without further action, no longer have any nomination rights under the Director Designation Agreement.
In the event that the size of the Board of Directors is increased or decreased, the number of directors that each such investor is permitted to designate will be proportionally adjusted to be equal to the number of directors that such investor was entitled to designate as a percentage of the total number of directors on the Board immediately prior to such change.
In addition, until the 2024 Annual Meeting of Shareholders, each such investor will be required to vote its Diamond S common shares to confirm any nominee nominated and recommended by the board.
The Company and each such investor have also agreed that, until the annual meeting of shareholders to be held in 2022, the Chairman of the Board will be designated by WLR provided that if WLR and its affiliates reduce their beneficial ownership in the Company by 50% or more from that owned as at the closing of the Transactions, they will cease to have the right to designate the Chairman, and the Board will select the Chairman.
Mrs. Blankenship, Mr. Malone and Mr. Qureshi are the director nominees of the Former DSS Holders and Mr. Kalogiratos and Cambanis are the director nominees of the Former CPLP Holders.
Management and Services Agreement
Capital Ship Management Corp. (“CSM”), a related party of ours, provides various services to 25 of our vessels that were originally contributed by CPLP. Pursuant to the management and services agreement (the “Management and Services Agreement”, and together with the related technical and commercial management services agreements that we entered into with CSM, the “Management Agreements”) we receive technical management services, commercial management services of the vessels, vessel maintenance and crewing, purchasing, insurance and drydock supervision.
Under the Management and Services Agreement, we compensate CSM with (1) a daily technical management fee of  $850 per vessel for technical management services, subject to an annual increase based on the total percentage increase in the consumer price index in the immediately preceding 12 months, (2) a reimbursement for all reasonable and documented direct and indirect costs, liabilities, legal expenses and other expenses incurred by CSM in providing any technical management services not covered in (1) above, (3) a commercial management fee of 1.25% of all gross charter revenues generated by each vessel, and (4) an annual commercial management consultancy fee of  $2.0 million.
The Management Agreements have a term of five years from the closing of the Transactions unless terminated upon 120 days’ notice by either the Company or CSM for cause, or a change of control occurs at either the Company or CSM, among other things. Upon an early termination of the Management Agreement other than in certain circumstances such as cause, the fee will be adjusted as at the effective date of the termination and become immediately payable.
Pursuant to the Management and Services Agreement, CSM has a right of first refusal, exercisable up to four times, to provide technical management services for up to a total of 29 vessels. If we sell or otherwise dispose of vessels such that CSM provides technical management services to fewer than 25 vessels, we are required to work in good faith to replace such vessels within six months; however, in any case, we have agreed to promptly take all necessary actions to ensure that CSM manage no fewer than 20 vessels. In the event of a vessel sale for which no replacement occurs within six months, CSM is entitled to a termination fee equal to $400 per day times the number of days remaining in the term. If we sell or otherwise dispose of vessels such that CSM provides commercial management services to fewer than 25 vessels, we are required to replace such vessels within three months.
During the year ended December 31, 2019, we incurred the following fees for services provided by CSM:
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$5.9 million was incurred for technical management services;

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$1.9 million was incurred for commercial management services; and

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$1.5 million was incurred for general management services.

During the year ended December 31, 2019, working capital was advanced to CSM to procure both voyage and vessel costs. At December 31, 2019, the net funds advanced totaled $4.7 million.

At December 31, 2019, amounts received for activity that occurred prior to the Transactions that are due to CSM total $46,000.
For additional information regarding these transactions with CSM, please see the notes to our consolidated financial statements, contained in our Annual Report on Form 10-K for the year ended December 31, 2019.
Transactions with Capital Product Partners, L.P.
Pursuant to the terms of the Transaction Agreement, we reimbursed CPLP a total of $11.0 million for certain expenses related to the Transactions during the year ended December 31, 2019. As of December 31, 2019, all amounts have been paid.
Employment of Craig Stevenson III
Craig Stevenson III, the son of Craig H. Stevenson, Jr., the Chief Executive Officer of the Company, is employed as our Chief Strategy Officer. Craig Stevenson III received total compensation of approximately $452,853 and $385,700 in each of the years ended December 31, 2019 and 2018, respectively.
NT Suez Holdco LLC
We own 51% of NT Suez Holdco LLC (“NT Suez”), which owns two Suezmax crude tankers. The other 49% interest in NT Suez is owned by WLR/TRF Shipping S.a.r.l (“WLR/TRF”). WLR/TRF is indirectly owned by funds managed or jointly managed by WLR, including WLR Recovery Fund V DSS AIV, L.P. and WLR V Parallel ESC, L.P., which are also shareholders of the Company.
For additional information regarding this joint venture with WLR/TRF, please see the notes to our consolidated financial statements, contained in our Annual Report on Form 10-K for the year ended December 31, 2019.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors and executive officers, and beneficial owners of more than ten percent of any class of our registered equity securities including our common stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of common stock and other equity securities of the Company, and to provide the Company with a copy of those reports.
To the Company’s knowledge, based solely on a review of copies of such reports furnished to the Company, and written representations that no reports were required, during the fiscal year ended December 31, 2019, all Section 16(a) filing requirements applicable to the Company’s officers, directors, and greater than ten percent beneficial owners were complied with.

SHAREHOLDER PROPOSALS FOR 2021 ANNUAL MEETING OF SHAREHOLDERS
Shareholder proposals intended to be included in our proxy statement and voted on at our 2021 Annual Meeting of Shareholders must be received at our corporate headquarters at Diamond S Shipping Inc., 33 Benedict Place, Greenwich, Connecticut 06830, Corporate Secretary, on or before February 28, 2021. Applicable SEC rules and regulations as well as our Bylaws govern the submission of shareholder proposals, including director nominations, and our consideration of them for inclusion in the 2021 notice of Annual Meeting of Shareholders and the 2021 proxy statement.
To bring before the 2021 Annual Meeting of Shareholders any business not included in the meeting’s proxy statement (including to nominate a candidate director not named in the proxy statement), a shareholder must (i) give timely written notice of that business to our Corporate Secretary and (ii) qualify as a shareholder of record both on the date the shareholder supplies notice and through the record date for the 2021 Annual Meeting. To be timely, the notice must be delivered to or mailed and received by the Company no earlier than January 29, 2021 (120 days prior to May 29, 2021, the one-year anniversary of the Annual Meeting) and no later than February 28, 2021 (90 days prior to May 29, 2021). The public disclosure of any adjournment of an annual meeting of the shareholders will not extend the time period allotted to shareholders to give notice. Where the shareholder wishes to nominate a candidate for director, the written notice must contain the information concerning the shareholder and each nominee as required by Section 10 of our Bylaws, which is discussed in this Proxy Statement at “Board Meeting and Board Committee Information — Nominating and Corporate Governance Committee and Director Nominations.” For all other proposals, the shareholder’s written notice must include the information set forth in Section 9 of our Bylaws. A copy of our Bylaws is available upon request to: Diamond S Shipping Inc., 33 Benedict Place, Greenwich, Connecticut 06830, Corporate Secretary.
The foregoing bylaw provisions do not affect a shareholder’s ability to request inclusion of a proposal in our proxy statement within the procedures and deadlines set forth in Rule 14a-8 of the SEC’s proxy rules as referenced above. A proxy may confer discretionary authority to vote on any matter at a meeting if we do not receive notice of the matter within the time frames described in the paragraph above. The officer presiding at the meeting may exclude matters that are not properly presented in accordance with the applicable SEC rules and regulations and our Bylaws.

OTHER BUSINESS
As of the date of this Proxy Statement, we do not know of any other matters that may be presented for action at the Annual Meeting. Should any other business properly come before the Annual Meeting, the persons named on the enclosed proxy will, as stated therein, have discretionary authority to vote the shares represented by such proxy in accordance with their best judgment.
ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K
The annual report to shareholders for the fiscal year ended December 31, 2019 (the “Annual Report”), including our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, is being mailed with this Proxy Statement unless you have previously consented to access the proxy statement, proxy card and annual report to shareholders electronically over the Internet. The Annual Report on Form 10-K is not a part of our proxy soliciting materials. Additionally, and in accordance with SEC rules, you may access this Proxy Statement and the Annual Report, including the Form 10-K and the exhibits filed with it, at our website at www.diamondsshipping.com, under the heading “Proxy Statements” and “Annual Reports”, respectively. Upon request by any shareholder to Investor Relations by email at ir@diamondsshipping.com, mail at Diamond S Shipping Inc., 33 Benedict Place, Greenwich, Connecticut 06830, attention: Investor Relations, or by phone at (203) 413-2000 we will furnish to such shareholders, without charge, a copy of the Annual Report, including the financial statements and the related footnotes. The Company’s copying costs will be charged if exhibits to the Annual Report on Form 10-K are requested.
Nadim Z. Qureshi
Chairman of the Board of Directors

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date0 0 00 0 00 0 00 0 00 0 00 0 00 0 00 0 00000459954_1 R1.0.1.18DIAMOND S SHIPPING INC.33 BENEDICT PLACEGREENWICH, CT 06830VOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery ofinformation. Vote by 11:59 P.M. EDT on 05/28/2020. Have your proxy card in hand whenyou access the web site and follow the instructions to obtain your records and to createan electronic voting instruction form.During the Meeting - Go to www.virtualshareholdermeeting/DSSI2020You may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M.EDT on 05/28/2020. Have your proxy card in hand when you call and then follow theinstructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717.The Board of Directors recommends you vote FORthe following:1. Election of seven directors to the Company'sBoard of Directors to serve until the Company's2021 Annual Meeting of Shareholders.NomineesFor Against Abstain1A Alexandra Blankenship1B Gerasimos Kalogiratos1C Harold L. Malone III1D Nadim Z. Qureshi1E Craig H. Stevenson, Jr.1F Bart H. Veldhuizen1G George CambanisThe Board of Directors recommends you vote FORthe following proposal: For Against Abstain2 To ratify the appointment of Deloitte & ToucheLLP as the Company's auditors for the fiscalyear ending December 31, 2020.NOTE: To transact such other business as mayproperly come before the Annual Meeting or at anyadjournment thereof.You may attend the Annual Meetingvia the Internet and vote during the AnnualMeeting. Have the information that is printed inthe box marked with the arrow on your proxy card orNotice of Internet Availability of Proxy Materialsavailable and follow the instructions.Please sign exactly as your name(s) appear(s) hereon. When signing asattorney, executor, administrator, or other fiduciary, please give fulltitle as such. Joint owners should each sign personally. All holders mustsign. If a corporation or partnership, please sign in full corporate orpartnership name, by authorized officer.

0000459954_2 R1.0.1.18Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and 2019 Annual Report areavailable at www.proxyvote.comDIAMOND S SHIPPING INC.Annual Meeting of ShareholdersMay 29, 2020 10:00 AM EDTThis proxy is solicited by the Board of DirectorsThe shareholder(s) hereby appoint(s) Craig H. Stevenson, Jr., Chief Executive Officer, President and Directorand Anoushka Kachelo, General Counsel and Secretary, or either of them, as proxies, each with the power toappoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverseside of this ballot, all of the shares of Common stock of DIAMOND S SHIPPING INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held as a virtual meeting via the Internet atwww.virtualshareholdermeeting.com/DSSI2020 at 10:00 AM, EDT on 5/29/2020, and any adjournment orpostponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction ismade, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side